AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 4, 1997
                         SECURITIES ACT FILE NO. 333-
                   INVESTMENT COMPANY ACT FILE NO. 811-05715

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             --------------------
                                   FORM N-2

[x]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                         --------------------
[ ]  PRE-EFFECTIVE AMENDMENT NO.
[ ]  POST-EFFECTIVE AMENDMENT NO.
                                AND/OR
[x]  REGISTRATION STATEMENT UNDER THE INVESTMENT
     COMPANY ACT OF 1940                                   AMENDMENT NO. 1
                       (CHECK APPROPRIATE BOX OR BOXES)
                            --------------------
                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            --------------------
                             ONE CORPORATE CENTER
                           RYE, NEW YORK 10580-1434
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 422-3554
                                BRUCE N. ALPERT
                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                             ONE CORPORATE CENTER
                           RYE, NEW YORK 10580-1434
                                (914) 921-5105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             --------------------
                                  COPIES TO:

 RICHARD T. PRINS, ESQ.    JAMES E. MCKEE, ESQ.    GARY S. SCHPERO, ESQ.
  SKADDEN, ARPS, SLATE,  THE GABELLI CONVERTIBLE     SIMPSON THACHER &
   MEAGHER & FLOM LLP     SECURITIES FUND, INC.           BARTLETT
    919 THIRD AVENUE       ONE CORPORATE CENTER     425 LEXINGTON AVENUE
   NEW YORK, NEW YORK    RYE, NEW YORK 10580-1434  NEW YORK, NEW YORK 10017
          10022               (914) 921-5294          (212) 455-2000
     (212) 735-3000


                              --------------------
         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. []
         It is proposed that this filing will become effective (check appropriate box)
         [ ] when declared effective pursuant to section 8(c)
         If appropriate, check the following box: [ ] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [x]

                             --------------------



                       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                               PROPOSED        MAXIMUM      PROPOSED
                                                               MAXIMUM        AGGREGATE    AMOUNT OF
                                             AMOUNT BEING    OFFERING PRICE    OFFERING   REGISTRATION
TITLE OF SECURITIES BEING REGISTERED          REGISTERED       PER SHARE       PRICE(1)       FEE

% Cumulative Preferred Stock........        120,000 Shares        $25         $3,000,000     $909.10

(1) Estimated solely for the purpose of calculating the registration fee.

                                                    ------------------------

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

             ----------------------------------------------


                                       CROSS-REFERENCE SHEET
                                      PURSUANT TO RULE 481(a)

                  N-2 Item Number                                Location in Part A (Caption)
PART A

1.  Outside Front Cover...........................   Outside Front Cover Page
2.  Inside Front and Outside Back Cover Page......   Outside Front Cover Page; Inside Front Cover Page
3.  Fee Table and Synopsis........................   Not Applicable
4.  Financial Highlights..........................   Financial Highlights
5.  Plan of Distribution..........................   Outside Front Cover Page; Prospectus Summary;
                                                       Underwriting
6.  Selling Shareholders..........................   Not Applicable
7.  Use of Proceeds...............................   Use of Proceeds; Investment Objective and Policies
8.  General Description of the Registrant.........   Outside Front Cover Page; Prospectus Summary; In-
                                                       vestment Objective and Policies; Convertible Securi-
                                                       ties; Other Investments; Derivative Investments;
                                                       Description of Common Stock
9.  Management....................................   Outside Prospectus Summary; Management of the Fund;
                                                       Custodian, Transfer Agent and Dividend-Dis-
                                                       bursing Agent
10. Capital Stock, Long-Term Debt, and
      Other Securities............................   Outside Front Cover Page; Prospectus Summary; Net -
                                                       Investment Income Equivalent Yield Tables; Capi-
                                                       talization; Investment Objective and Policies;
                                                       Description of Cumulative Preferred Stock; Descrip-
                                                       tion of Capital Stock and Other Securities; Taxation
11. Defaults and Arrears on Senior Securities.....   Not Applicable
12. Legal Proceedings.............................   Not Applicable
13. Table of Contents of the Statement of            Table of Contents of the Statement of Additional
       Additional Information..                        Information


PART B                                                           Location in Statement of Additional Information

14. Cover Page....................................   Outside Front Cover Page
15. Table of Contents.............................   Outside Front Cover Page
16. General Information and History...............   Not Applicable
17. Investment Objective and Policies.............   Convertible Securities; Other Investments; Derivative
                                                       Investments; Special Investment Methods
18. Management....................................   The Adviser; Directors and Officers
19. Control Persons and Principal Holders
      of Securities...............................   The Adviser; Directors and Officers
20. Investment Advisory and Other Services........   The Adviser; Directors and Officers
21. Brokerage Allocation and Other Practices......   Portfolio Transactions and Brokerage
22. Tax Status....................................   Dividends; Distributions and Taxes
23. Financial Statements..........................   Financial Statements; Dividends; Report of Independent
                                                             Accountants

PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
Statement.



                SUBJECT TO COMPLETION, DATED APRIL   , 1997

PROSPECTUS

                               120,000 SHARES
              THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                      % CUMULATIVE PREFERRED STOCK,
                   LIQUIDATION PREFERENCE $25 PER SHARE

                           --------------------

         The ____% Cumulative Preferred Stock, liquidation preference $25 per share (the "Cumulative Preferred Stock"), to be issued by The Gabelli Convertible Securities Fund, Inc. (the "Fund") will be senior securities of the Fund. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. The Fund is a closed-end diversified management investment company. The Fund's investment objective is to seek a high level of total return on its assets. The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation by investing primarily in "Convertible Securities." Gabelli Funds, Inc. is the Fund's investment adviser.

         Dividends on the Cumulative Preferred Stock offered hereby, at the annual rate of ____% of the liquidation preference of $25 per share, are cumulative from the Date of Original Issue thereof and are payable quarterly on March [25], June [25], September [25] and December [25] in
each year, commencing on   , 1997.

         During the Fund's last four fiscal years, distributions paid by the Fund on its Common Stock have consisted of net investment income and net long-term capital gains, and under current market conditions it is expected that dividends paid on the Cumulative Preferred Stock similarly will consist of net investment income and net long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of net long-term capital gains.

         It is a condition to its issuance that the Cumulative Preferred Stock be rated ['aaa'] by __________ (the "Rating Agency"). In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by the Rating Agency and the Fund will be required to maintain a minimum discounted asset coverage with respect to the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."

         The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the "Redemption Price") if the Fund fails to maintain the minimum asset coverage required by the Rating Agency and the Investment Company Act of 1940, as amended. Commencing , ____ and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock in whole or in part for cash at a price equal to the Redemption Price. Prior to , _____, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred Stock -- Redemption."

  APPLICATION WILL BE MADE TO LIST THE CUMULATIVE PREFERRED STOCK ON THE
     NEW YORK STOCK EXCHANGE (THE "NYSE"). TRADING OF THE CUMULATIVE
        PREFERRED STOCK ON THE NYSE IS EXPECTED TO COMMENCE WITHIN
       30 DAYS OF THE DATE OF THIS PROSPECTUS. SEE "UNDERWRITING."
                         --------------------



 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
  SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
          REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

============================================================================
                                   UNDERWRITING
                    PRICE TO    DISCOUNTS OR COM-
                   PUBLIC (1)      MISSIONS(2)        PROCEEDS TO FUND(3)
----------------------------------------------------------------------------
Per Share....           $                                      $
----------------------------------------------------------------------------
Total (3)....$                                       $
============================================================================

--------------------

(1)  Plus accumulated dividends, if any, from the Date of Original Issue.

(2) The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

(3) Before deducting offering expenses payable by the Fund, estimated at $1,434,000.

                          ---------------------

         The shares of Cumulative Preferred Stock are being offered by the Underwriters named herein, subject to prior sale, when, as and if accepted by them and subject to certain conditions. It is expected that certificates for the shares of Cumulative Preferred Stock will be available for delivery on or about , 1997, at the offices of Smith Barney Inc., 333 West 34th Street, New York, New York 10001.

                           --------------------

 SMITH BARNEY INC.                                 GABELLI & COMPANY, INC.

                 , 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



     This Prospectus sets forth certain information an investor should know before investing and should be retained for future reference.

     A Statement of Additional Information dated , 1997 (the "SAI") has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the SAI appears on page __ of this Prospectus. A copy of the SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at (800) 422-3554.

                                               --------------------

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE FUND, INCLUDING THE ENTRY OF STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."



                            PROSPECTUS SUMMARY

     The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the SAI. Capitalized terms not defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.

The Fund The Gabelli Convertible Securities Fund, Inc. is a closed-end diversified management investment company. Prior to March 31, 1995, the Fund operated as an open-end diversified management investment company since commencement of operations in July 3, 1989.

Investment Objective               The Fund's investment objective is to
                                   seek a high level of total return on
                                   its assets. The Fund will seek to
                                   achieve this objective through a
                                   combination of current income and
                                   capital appreciation by investing
                                   primarily in securities which are
                                   convertible into common stock or other
                                   equity securities ("Convertible
                                   Securities"). See "Investment Ob-
                                   jective and Policies."

Special Characteristics
  and Risks                        Convertible Securities are not typically
                                   rated within the four highest
                                   categories by the rating agencies and
                                   are, therefore, not generally
                                   investment grade. There is no minimum
                                   rating which is acceptable for
                                   investment by the Fund; however, it is
                                   expected that not more than 50% of the
                                   Fund's portfolio will consist of
                                   securities rated CCC or lower by
                                   Standard & Poor's Ratings Group or Caa
                                   or lower by Moody's Investor Services,
                                   Inc. or if unrated, of comparable
                                   quality as determined by the Fund's
                                   investment adviser. The Fund will,
                                   however, limit its investments in
                                   securities of issuers in default to
                                   not more than 5% of its total assets.
                                   The Fund may also invest in, among
                                   other things, unregistered Convertible
                                   Securities, securities of issuers
                                   involved in corporate reorganizations,
                                   warrants, rights, securities of
                                   foreign issuers and forward
                                   commitments for securities purchased
                                   on a "when issued" or "delayed deliv-
                                   ery" basis. See "Other Investments."
                                   The Fund may also purchase or sell
                                   options, engage in transactions in
                                   financial futures and options thereon,
                                   engage in short sales of securities
                                   it owns or has the right to acquire,
                                   enter into repurchase agreements and
                                   forward foreign currency exchange con-
                                   tracts, lend its portfolio securities
                                   to securities broker-dealers or
                                   financial institutions and borrow
                                   money for short-term credits from
                                   banks as may be necessary for the
                                   clearance of portfolio transactions
                                   and for temporary or emergency
                                   purposes. These techniques may involve
                                   special risks. See "Special Investment
                                   Methods."

The Offering                       The Fund is offering 120,000 shares
                                   of ___% Cumulative Preferred Stock,
                                   par value $.001 per share, liquidation
                                   preference $25 per share (the
                                   "Cumulative Preferred Stock"), at a
                                   purchase price of $25 per share.

Dividends                          Dividends on the Cumulative Preferred
                                   Stock, at the annual rate of ____% of
                                   the liquidation preference, are
                                   cumulative from the Date of Original
                                   Issue and are payable, when, as and if
                                   declared by the Board of Directors of
                                   the Fund, out of funds legally
                                   available therefor, quarterly on March
                                   [25], June [25], September [25] and
                                   December [25] in each year, commencing
                                   , 1997. See "Description of Cumula-
                                   ------------- tive Preferred Stock --
                                   Dividends."

Potential Tax Benefit
  to Certain Investors             The Fund intends to allocate long-term
                                   capital gain distributions, as well
                                   as other types of income,
                                   proportionately among holders of
                                   shares of Common Stock and shares of
                                   Cumulative Preferred Stock in
                                   accordance with the current position
                                   of the Internal Revenue Service
                                   (the"IRS"). During the Fund's last
                                   four fiscal years, distributions paid
                                   by the Fund have consisted of net
                                   long-term capital gains and net
                                   investment income, and it is expected
                                   that under current market conditions
                                   dividends paid on the Cumulative Pre-
                                   ferred Stock will likewise consist of
                                   net long-term capital gains and net
                                   investment income. Accordingly,
                                   certain investors in the Cumulative
                                   Preferred Stock may realize a tax
                                   benefit to the extent that dividends
                                   paid by the Fund on those shares are
                                   composed of net long-term capital
                                   gains taxed at long-term capital gains
                                   rates. See "--Net Investment Income
                                   Equivalent Yield Tables." Subject to
                                   statutory limitations, investors may
                                   also be entitled to offset the net
                                   long-term capital gain portion of a
                                   Cumulative Preferred Stock dividend
                                   with capital losses incurred by such
                                   investors. See "Taxation." No
                                   assurance can be given, however, as to
                                   what percentage, if any, of the
                                   dividends paid on the Cumulative
                                   Preferred Stock will consist of net
                                   long-term capital gains. To the extent
                                   that dividends on the shares of
                                   Cumulative Preferred Stock are not
                                   paid from net long-term capital gains,
                                   they will be paid from net investment
                                   income taxed at ordinary rates or
                                   return of capital.

Rating It is a condition to their issuance that the Cumulative Preferred Stock be issued with a rating of ['aaa'] from __________ (the "Rating Agency" or "__________")]. The Articles
                                   Supplementary creating and fixing the
                                   rights and preferences of the
                                   Cumulative Preferred Stock (the
                                   "Articles Supplementary") contain
                                   certain provisions which reflect
                                   guidelines established by the Rating
                                   Agency (the "Rating Agency
                                   Guidelines") in order to obtain such
                                   rating on the Cumulative Preferred
                                   Stock on the Date of Original Issue.
                                   See "Description of Cumulative
                                   Preferred Stock -- Rating Agency
                                   Guidelines."

Asset Coverage                     In order to maintain the ['aaa'] rating
                                   on the Cumulative Preferred Stock, the
                                   Fund will be required to maintain
                                   Adjusted Assets greater than or equal
                                   to the Base Amount in accordance with
                                   discount factors and guidelines
                                   established by the Rating Agency.
                                   Based on the Fun's portfolio, as of
                                   March 31, 1997, this test would
                                   translate into asset coverage of
                                   395% which is greater than the 200%
                                   required by the 1940 Act. See
                                   "Description of Cumulative Preferred
                                   Stock -- Rating Agency Guidelines."

Voting Rights                      At all times, holders of shares of
                                   Cumulative Preferred Stock or any
                                   other Preferred Stock, voting as a
                                   single class, will be entitled to
                                   elect two members of the Fund's Board
                                   of Directors, and holders of
                                   Cumulative Preferred Stock, any other
                                   Preferred Stock and Common Stock,
                                   voting as a single class, will elect
                                   the remaining directors. However, upon
                                   a failure by the Fund to pay dividends
                                   on the Cumulative Preferred Stock or
                                   any other Preferred Stock in an amount
                                   equal to two full years' dividends,
                                   holders of Cumulative Preferred Stock
                                   and any other Preferred Stock of the
                                   Fund, voting as a single class, will
                                   have the right to elect the smallest
                                   number of directors that would
                                   constitute a majority of the directors
                                   until all cumulative dividends have
                                   been paid or provided for. Holders of
                                   Cumulative Preferred Stock and any
                                   other Preferred Stock will vote
                                   separately as a class on certain other
                                   matters, as required under the Fund's
                                   Articles Supplementary, the 1940 Act
                                   and Maryland law. Except as otherwise
                                   indicated in this Prospectus and as
                                   otherwise required by applicable law,
                                   holders of Cumulative Preferred
                                   Stock will be entitled to one vote per
                                   share on each matter submitted to a
                                   vote of shareholders and will vote
                                   together with holders of shares of
                                   Common Stock as a single class. See
                                   "Description of Cumulative Preferred
                                   Stock -- Voting Rights."

Mandatory Redemption               The Cumulative Preferred Stock is subject
                                   to mandatory redemption in whole or in
                                   part by the Fund in the event that the
                                   Fund fails to maintain Adjusted Assets
                                   equal to or greater than the Base
                                   Amount or fails to maintain Asset
                                   Coverage and does not cure such
                                   failure by the applicable cure date.
                                   Any such redemption will be made for
                                   cash at a price equal to $25 per share
                                   plus accumulated and unpaid divi-
                                   dends (whether or not earned or
                                   declared) to the redemption date (the
                                   "Redemption Price"). The Fund may
                                   redeem a sufficient number of shares
                                   of Cumulative Preferred Stock so that
                                   the Adjusted Assets of the remaining
                                   outstanding shares of Cumulative
                                   Preferred Stock and any other Pre-
                                   ferred Stock after redemption is as
                                   high as [110%] of the Base Amount and
                                   the asset coverage, as defined in the
                                   1940 Act, of the remaining outstanding
                                   shares of Cumulative Preferred Stock
                                   and any other Preferred Stock is as
                                   high as [220%]. See "Description of
                                   Cumulative Preferred Stock --
                                   Redemption -- Mandatory Redemption."

Optional Redemption                Commencing May 15, 2002 and thereafter,
                                   the Fund at its option may redeem the
                                   Cumulative Preferred Stock, in whole
                                   or in part, for cash at a price per
                                   share equal to the Redemption Price.
                                   Prior to May 15, 2002, the Cumulative
                                   Preferred Stock will be redeemable at
                                   the option of the Fund at the
                                   Redemption Price only to the extent
                                   necessary for the Fund to continue to
                                   qualify for tax treatment as a
                                   regulated investment company. See
                                   "Description of Cumulative Preferred
                                   Stock -- Redemption -- Optional Re-
                                   demption."

Liquidation Preference             The liquidation preference of each share
                                   of Cumulative Preferred Stock is $25
                                   plus an amount equal to accumulated
                                   and unpaid dividends (whether or not
                                   earned or declared) to the date of
                                   distribution. See "Description of
                                   Cumulative Preferred Stock --
                                   Liquidation Rights."

Use of Proceeds                    The Fund will use the net proceeds
                                   from the offering of the Cumulative
                                   Preferred Stock to purchase additional
                                   portfolio securities in accordance
                                   with its investment objective and
                                   policies. See "Use of Proceeds."

Listing Prior to this offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the shares of Cumulative Preferred Stock on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

Special Considerations and         The market price for the Cumulative
  Risk Factors                     Preferred Stock will be influenced
                                   by changes in interest rates, the
                                   perceived credit quality of the
                                   Cumulative Preferred Stock and other
                                   factors. As indicated above, the
                                   Cumulative Preferred Stock is subject
                                   to redemption under specified
                                   circumstances. Subject to such
                                   circumstances, the Cumulative
                                   Preferred Stock is perpetual. The
                                   credit rating on the Cumulative
                                   Preferred Stock could be reduced or
                                   withdrawn while an investor holds
                                   shares, and the credit rating does not
                                   eliminate or mitigate the risks of
                                   investing in the Cumulative Preferred
                                   Stock. A reduction or withdrawal of
                                   the credit rating would likely have an
                                   adverse effect on the market value of
                                   the Cumulative Preferred Stock. The
                                   Cumulative Preferred Stock is not an
                                   obligation of the Fund. Although
                                   highly unlikely, precipitous declines
                                   in the value of the Fund's assets
                                   could result in the Fund having
                                   insufficient assets to redeem all of
                                   the Cumulative Preferred Stock for the
                                   full Redemption Price.

Federal Income Tax
  Considerations                   The Fund has qualified as and intends
                                   to remain qualified for Federal income
                                   tax purposes as a regulated investment
                                   company. Qualification requires, among
                                   other things, compliance by the Fund
                                   with certain distribution
                                   requirements. Statutory limitations on
                                   distributions on the Fund's common
                                   stock if the Fund fails to satisfy the
                                   1940 Act's asset coverage
                                   requirements could jeopardize the
                                   Fund's ability to meet the
                                   distribution requirements. The Fund
                                   presently intends, however, to
                                   purchase or redeem Cumulative
                                   Preferred Stock to the extent
                                   necessary in order to maintain
                                   compliance with such asset coverage
                                   requirements. See "Taxation" for a
                                   more complete discussion of these and
                                   other Federal income tax
                                   considerations.

Management and Fees                Gabelli Funds, Inc. serves as the Fund's
                                   investment adviser (the "Adviser") and
                                   is compensated for its services and
                                   its related expenses at an annual rate
                                   of 1.00% of the Fund's average daily
                                   net assets. This fee is higher than
                                   that paid by most mutual funds. The
                                   Adviser is responsible for
                                   administration of the Fund and
                                   currently utilizes and pays the fees
                                   of a third party administrator.
                                   Notwithstanding the foregoing, the
                                   Adviser will waive the portion of its
                                   investment advisory fee attributable
                                   to an amount of assets of the Fund
                                   equal to the aggregate liquidation
                                   preference of the Cumulative Preferred
                                   Stock for any calendar year in which
                                   the total return of the Fund,
                                   including distributions and the
                                   advisory fee subject to potential
                                   waiver, allocable to common stock is
                                   less than the stated dividend rate of
                                   the Cumulative Preferred Stock.
                                   Repurchase of Common Stock and

  Anti-takeover Provisions         The Fund is authorized, subject to main-
                                   taining required asset coverage on the
                                   Cumulative Preferred Stock, to repur-
                                   chase its Common Stock on the open
                                   market when the shares are trading at
                                   a discount of 10% or more (or such
                                   other percentage as its Board of
                                   Directors may determine from time to
                                   time) from their net asset value. In
                                   addition, certain provisions of the
                                   Fund's Articles of Incorporation (the
                                   "Charter") and By-Laws may be regarded
                                   as "anti- takeover" provisions.
                                   Pursuant to these provisions, only one
                                   of three classes of directors is
                                   elected each year, and the affirmative
                                   vote of the holders of 75% of the
                                   outstand- ing shares of the Fund and a
                                   majority of the shares of Cumulative
                                   Preferred Stock is necessary to
                                   authorize the conversion of the Fund
                                   from a closed-end to an open-end in-
                                   vestment company and an affirmative
                                   vote of 66-2/3% of the outstanding
                                   shares of the Fund may be necessary to
                                   authorize certain business
                                   transactions with any beneficial owner
                                   of more than 5% of the outstanding
                                   shares of the Fund. The overall effect
                                   of these provisions is to render more
                                   difficult the accomplishment of a
                                   merger with, or the assumption of
                                   control by, a principal shareholder.
                                   These provisions may have the effect
                                   of depriving Fund shareholders of an
                                   opportunity to sell their shares at a
                                   premium to the prevailing market
                                   price.

Custodian, Transfer and
  Dividend-Disbursing
  Agent and Registrar              State Street Bank and Trust Company
                                   serves as the Fund's custodian and,
                                   with respect to the Cumulative
                                   Preferred Stock, as transfer and
                                   dividend-disbursing agent and regis-
                                   trar and as agent to provide notice of
                                   redemption and certain voting rights.
                                   See "Custodian, Transfer and
                                   Dividend-Disbursing Agent and
                                   Registrar."



              NET INVESTMENT INCOME EQUIVALENT YIELD TABLES

         Over the Fund's last four fiscal years, distributions paid by the Fund on its Common Stock have consisted, on average, of 29% net long-term capital gains ("L/T Capital Gains") and 71% net investment income).(1) Cumulative Preferred Stock investors who are in a Federal marginal income tax bracket higher than the current 28.0% maximum Federal tax rate on long-term capital gains would, under the current position of the IRS, realize a tax advantage on their investment to the extent that distributions by the Fund to its shareholders continue to be partially composed of the more favorably taxed L/T Capital Gains.

         The following table shows examples of the pure Net Investment Income equivalent yield that would be generated by the indicated dividend rates on the Cumulative Preferred Stock, assuming distributions consisting of four different proportions of L/T Capital Gains and Net Investment Income for an investor in the 39.6% Federal marginal tax bracket and assuming no change in the current maximum Federal long-term capital gains tax rate of 28.0%.

  PERCENTAGE OF CUMULATIVE PREFERRED        A CUMULATIVE PREFERRED STOCK
     STOCK DIVIDEND COMPOSED OF*                   DIVIDEND RATE OF
  ----------------------------------     ----------------------------------
                                         7.50%        7.75%        8.00%
                        NET INVESTMENT    IS EQUIVALENT TO A NET INVESTMENT
L/T CAPITAL GAINS           INCOME                 INCOME YIELD OF
-----------------           ------       ----------------------------------
             15%              85%        7.72%        7.97%        8.23%
             25%              75%        7.86%        8.12%        8.38%
             35%              65%        8.00%        8.27%        8.54%
             45%              55%        8.15%        8.42%        8.69%


---------------------
(1)           Percentage Composition of Common Stock Distribution
     -------------------------------------------------------------------

                L/T Capital      Net Investment      Return of
     Year           Gains            Income            Capital

     1993            47%               53%               -
     1994            24%               76%               -
     1995            31%               66%               3%
     1996            14%               86%               -

* A number of factors could affect the composition of the Fund's distributions to investors of the Cumulative Preferred Stock. Such factors include (i) active management of the Fund's assets may result in varying proportions of L/T Capital Gains, Net Investment Income and/or return of capital in Fund distributions; and (ii) the continued effectiveness of an IRS revenue ruling requiring the proportionate allocation of L/T Capital Gains among holders of various classes of capital stock.

         As illustrated in the table below, the yield advantage of the lower Federal long-term capital gains tax rate would be diminished for investors in tax brackets below the 39.6% rate assumed in the table above, and there would be no effect on the yield for an investor in a Federal marginal income tax bracket of 28.0% or lower. Assuming a Cumulative Preferred Stock dividend composed of 25% L/T Capital Gains and 75% Net Investment Income (representing the approximate average annual composition of distributions paid by the Fund for its last four fiscal years), the following table shows the pure Net Investment Income equivalent yields that would be generated at the assumed dividend rates for taxpayers in the indicated tax brackets.



                                A CUMULATIVE PREFERRED STOCK DIVIDEND
                                                RATE OF
                                   7.50%         7.75%        8.00%
              1996 FEDERAL        IS EQUIVALENT TO AN NET INVESTMENT
              TAX BRACKET(1)                INCOME YIELD OF
              ------------                  ---------------
39.6%..........................    7.86%         8.12%        8.38%
36.0%..........................    7.73%         7.99%        8.25%
31.0%..........................    7.58%         7.83%        8.09%
28.0%..........................    7.50%         7.75%        8.00%


--------------------
(1) Annual taxable income levels corresponding to the 1996 Federal marginal tax brackets are as follows:

---------------------------------------------------------------
39.6%           over $263,750 for both single and joint
                returns
---------------------------------------------------------------
36.0%           $121,301-$263,750 for single returns,
                $147,701-$263,750 for joint returns
---------------------------------------------------------------
31.0%           $58,151-$121,300 for single returns,
                $96,901-$147,700 for joint returns
---------------------------------------------------------------
28.0%           $24,001-$58,150 for single returns,
                $40,101-$96,900 for joint returns
---------------------------------------------------------------

An investor's marginal tax rate may exceed the rates shown in the above table due to various factors. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

                           --------------------

         The tax characteristics of the Fund are described more fully under "Taxation." Consult your tax adviser for further details.

         The charts above are for illustrative purposes only and cannot be taken as an indication of an anticipated dividend rate on the Cumulative Preferred Stock or of the composition of future distributions by the Fund.



                           FINANCIAL HIGHLIGHTS

         The selected data set forth below is for a share of Common Stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund incorporated by reference into this Prospectus and the SAI. The financial information for each of the five years ended December 31, 1996 has been audited by Price Waterhouse LLP, independent accountants whose unqualified report on such financial statements is incorporated by reference into this Prospectus.

                                                                     YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                             1996      1995      1994      1993       1992      1991      1990     1989*
                                             ----      ----      ----      ----       ----      ----      ----     ----
OPERATING PERFORMANCE:

    Net Asset Value, Beginning             $11.01    $10.60    $11.52     $11.45     $10.91    $10.47    $10.51    $10.00
      of Period .....................      ------    ------    ------     ------     ------    ------    ------    ------
    Net investment income............        0.49      0.53      0.69       0.76       0.65      0.71      0.69      0.12
    Net realized and unrealized gains
      (loss) on securities ..........         .31      1.03     (0.71)      0.74       0.76      0.60     (0.04)     0.51
                                           ------    ------    ------     ------     ------    ------    ------    ------
    Total from Investment
        Operations...................         .80      1.56     (0.02)      1.50       1.41      1.31      0.65      0.63
                                           ------    ------    ------     ------     ------    ------    ------    ------
LESS DISTRIBUTIONS:
    Dividends from net investment
      income ........................        (.49)    (0.53)    (0.69)     (0.76)     (0.65)    (0.71)    (0.69)    (0.12)
                                           ------    ------    ------     ------     ------    ------    ------    ------
    Distributions from net realized
      gain on investments ...........        (.24)    (0.56)    (0.21)     (0.67)     (0.22)    (0.16)    ---       ---
    Distributions in excess of net
      investment income .............        ---      (0.02)     ---        ---       ---       ---       ---       ---
    Distributions in excess of net
      realized gains ................        ---      (0.01)     ---        ---       ---       ---       ---       ---
    Distributions from paid-in
      capital .......................        ---      (0.03)     ---        ---       ---       ---       ---       ---
                                           ------------------------------------------------------------------------------
    Total Distributions..............        (.73)   ($1.15)    (0.90)     (1.43)     (0.87)    (0.87))   (0.69)    (0.12)
                                           -------   -------    ------     ------     ------    -------   ------   ------
    Net Asset Value, End of
        Period.......................      $11.08    $11.01    $10.60     $11.52     $11.45    $10.91    $10.47    $10.51
                                           ======    ======    ======     ======     ======    ======    ======    ======
    Market Value, End of Period......       $9.25    $10.75      --         --         --        --       ---       ---
                                            =====    ======    ======     ======     ======    ======    ======    ======
    Total Net Asset Value Return
      + (a)..........................        8.4%     15.0%     (0.2)%     13.1%      13.0%     12.5%      6.3%      6.3%
    Total Investment Return+(b)......       (7.3)%    12.3%     ---        ---        ---       ---       ---        ---
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
    Net Assets, end of period
      (in thousands).................    $89,659   $89,137   112,090   $108,674     $92,541   $92,565   $81,868   $52,105
    Ratio of Operating Expenses to
      Average Net Assets (c).........      1.45%     1.56%     1.31%      1.38%      1.40%     1.45%     1.52%     2.50%
    Ratio of Net Investment In-
      come to Average Net Assets.....      4.33%     4.60%     4.77%      4.58%      5.53%     5.50%     6.85%     5.74%
    Portfolio Turnover Rate..........    114.00%   140.00%    67.00%     45.00%     32.00%    51.00%   282.00%    83.00%
    Average Commission Rate
      Paid .........................    $0.0423      ---       ---        ---        ---       ---       ---       ---

--------------------
*   The Fund commenced operations on July 3, 1989.

+ Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions.
(a) Based on net asset value per share, adjusted for reinvestment of all distributions.
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed- end status, and market value thereafter, adjusted for reinvestment of all distributions.
(c) Includes, for 1995, a current period expense associated with the conversion of the Fund to closed-end status. Without the conversion expense, this ratio would have been 1.28% in 1995.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                             USE OF PROCEEDS

     The net proceeds of the offering are estimated at $ , after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Fund's investment adviser expects to invest such proceeds in accordance with the Fund's investment objective and policies within six months from the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

                              CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of December 31, 1996, and as adjusted to give effect to this offering.


                                                                  ACTUAL         AS ADJUSTED(a)

Shareholders' equity:
     Preferred Stock, $.001 par value:
          Authorized 2,000,000 shares; issued
            and outstanding 0 shares; as
            adjusted, 120,000 shares of
            --% Cumulative Preferred
            Stock issued and outstanding....................            $0         $3,000,000

     Common Stock, $.001 par value:
          Authorized 100,000 shares; issued and
            outstanding 8,092,945 shares....................         8,093              8,093
          Additional paid-in capital........................    85,233,814         83,799,814
          Net investment income.............................     (241,821)          (241,821)
          Net realized gains on investments.................      (64,030)           (64,030)
          Unrealized appreciation on investments............     4,723,235          4,723,235
                                                                 ---------          ---------

               Net assets applicable to outstanding
                 Common Stock...............................   $89,659,291       $118,225,291



------------------

(a) After deducting underwriting discounts and estimated costs of this offering of $1,434,000.

                    INVESTMENT OBJECTIVE AND POLICIES

     The Fund was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company, and converted to closed-end status after receiving shareholder approval of its Charter on February 21, 1995 and filing the Charter in Maryland on March 31, 1995 (the "Conversion").

     The investment objective of the Fund is to seek a high level of total return on its assets. The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. The Fund's investment objective is, however, a fundamental policy of the Fund and cannot be changed without shareholder approval. The Fund will normally invest at least 65% of its total assets (taken at current value) in "Convertible Securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other similar securities) which are convertible into or exchangeable for common stock or other equity securities. Securities received upon conversion of a Convertible Security will be included in the calculation of the percentage of Fund assets invested in Convertible Securities until the Fund has held such securities for twelve months. These securities may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for Federal income tax purposes.

     The Fund may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Registration Statement) in any combination and quantity of the following securities: common stock; non-convertible preferred stock; non-convertible corporate debt securities; options on debt and equity securities; and money market instruments. In selecting any of the foregoing securities for investment, the factors which will be considered by the Adviser include the Adviser's evaluation of the underlying value of the assets and business of the issuers of the securities, the potential for capital appreciation, the price of the securities, the issuer's balance sheet characteristics and the perceived skills of the issuer's management.

     During periods when it is deemed necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and obligation issued or guaranteed by the United States Government, its instrumentalities or agencies and, subject to statutory limitations, unaffiliated money market mutual funds. The yield on these securities will, as a general matter, tend to be lower than the yield on other securities to be purchased by the Fund.

                          CONVERTIBLE SECURITIES

     A Convertible Security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchangeable for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, Convertible Securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible Securities are senior in rank to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the Convertible Security sells above its value as a fixed income security.

     The Fund believes that the characteristics of Convertible Securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a Convertible Security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a Convertible Security may be less than that of a common stock equivalent if the yield on the Convertible Security is at a level which causes it to sell at a discount.

     In selecting Convertible Securities for the Fund, the following factors, among others, will be considered by the Adviser: (1) the Adviser's own evaluations of the basis underlying value of the assets and businesses of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stocks; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) the existence of any anti-dilution protections of the security; and (8) the diversification of the Fund's portfolio as to issuers. The Fund may convert a Convertible Security which it holds; (1) when necessary to permit orderly disposition of the investment when a Convertible Security approaches maturity or has been called for redemption; (2) to facilitate a sale of the position; (3) if the dividend rate on the underlying common stock increases above the yield on the Convertible Security; or (4) whenever the Adviser believes it is otherwise in the best interests of the Fund.

     Convertible Securities are generally not investment grade, that is, not rated within the four highest categories by Standard & Poor's Ratings Group ("S&P") and Moody's Investor Services, Inc. (Moody's"). To the extent that such Convertible Securities and other non-convertible debt securities, which are acquired by the Fund consistent with the factors considered by the Adviser as described herein, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated BB or lower by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default. "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as:
(i) vulnerability to economic downturns and changes in interest rates;
(ii) sensitivity to adverse economic changes and corporate developments;
(iii) redemption or call provisions which may be exercised at inopportune times; (iv) difficulty in accurately valuing or disposing of such securities; (v) subordination to other debt of the issuer; and (vi) junk bonds are generally unsecured.

     The Fund's investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund. Further, the Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will emerge from bankruptcy and the value of such securities will appreciate. By investing in securities of issuers in default the Fund bears the risk that such issuers will not emerge from bankruptcy or that the value of such securities will not appreciate. Securities rated BBB by S&P or Baa by Moody's, in the opinion of the rating agencies, also have speculative characteristics. Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund.

     In the absence of adequate anti-dilution provisions in a Convertible Security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction which has a similar effect. Every Convertible Security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality which do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the "investment value," represents the security's theoretical price support level.

     "Conversion value" is the amount a Convertible Security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the Convertible Security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the Convertible Security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, this premium may not be recovered. In its selection of Convertible Securities for the Fund, the Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund's overall investment objective. See "Convertible Securities" in the SAI.

ILLIQUID CONVERTIBLE SECURITIES

     The Fund has no limit on the amount of its assets it may invest in unregistered and otherwise illiquid Convertible Securities and other investments. The current intention of the Adviser is not to invest in excess of 15% of the Funds's net assets in illiquid Convertible Securities. Shareholders will be notified if the Adviser changes such intention. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the "1933 Act"). Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. When unregistered Convertible Securities are converted into common stock and the common stock is publicly traded (as is typically the case), the common stock normally may be resold publicly under certain volume and other restrictions beginning one year following the acquisition of the unregistered Convertible Securities and without any restrictions beginning two years after the acquisition of the unregistered Convertible Securities. Securities freely salable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") may be treated as liquid if they satisfy institutional liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Directors will monitor their liquidity.

                            OTHER INVESTMENTS

     The Fund will normally invest at least 65% of its total assets (taken at current value) in Convertible Securities and up to 35% of the remaining assets in non-convertible securities and the investments described below. However, to the extent that any investments described below are Convertible Securities, they will be included when determining the Fund's holdings of Convertible Securities.

CORPORATE REORGANIZATIONS

     The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case the Fund may sustain a loss. For further information on such investments, see "Other Investments" in the SAI.

WARRANTS AND RIGHTS

     The Fund may invest without limit in warrants or rights which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

OTHER INVESTMENT COMPANIES

     The Fund may invest up to 5% of its total assets in no more than 3% of the securities of any one investment company including small business investment companies and may invest up to 10% of its total assets in the securities of all investment companies in the aggregate. The purchase of securities in investment companies will result indirectly in the payment of duplicative management fees by the Fund. The Fund will not purchase the securities of affiliated investment companies.

FOREIGN SECURITIES

     The Fund may invest up to 25% of its total assets in securities of foreign issuers which are generally denominated in foreign currencies. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments which could affects assets of the Fund held in foreign countries.

     There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures which could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio which includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

     The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. denominated securities of foreign issuers which shall not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

WHEN ISSUED, DELAYED DELIVERY
SECURITIES AND FORWARD COMMITMENTS

     The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will maintain a segregated account of cash or liquid high-grade debt securities with the Fund's custodian in an aggregate amount at least equal to the amount of its forward commitments as long as the obligation to purchase continues. See "Other Investments -- When Issued, Delayed Delivery Securities and Forward Commitments" in the SAI.


                    SPECIAL CHARACTERISTICS AND RISKS

     There are a number of issues that an investor should consider in evaluating the Fund. The Fund invests primarily in lower rated securities, including securities of issuers that are in default. These securities carry a higher risk of failure to pay principal and interest when due and the market to sell such securities may be limited. See "Convertible Securities." The Fund may invest in securities of companies that are involved or may become involved in extraordinary transactions, including corporate reorganizations. See "Other Investments --
Corporate Reorganizations." Many companies in the past several years have adopted so-called "poison pill" and other defensive measures that may have the effect of limiting the amount of securities in any one issuer that may be acquired by the Adviser and its affiliates for the account of the Fund and other investment management clients, discouraging or hindering non-negotiated offers for a company or possibly preventing the completion of any such offer. The Adviser relies to a considerable extent on the expertise of Mario J. Gabelli, and there is no assurance that a suitable replacement could be found for him in the event of his death, disability or resignation. See "Management of the Fund."

     In addition, there are a number of risks associated with an investment in Cumulative Preferred Stock. The market price for the Cumulative Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors. The Cumulative Preferred Stock is subject to redemption under specified circumstances. Subject to such circumstances, the Cumulative Preferred Stock is perpetual. The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Cumulative Preferred Stock. The Cumulative Preferred Stock is not an obligation of the Fund. Although highly unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Cumulative Preferred Stock for the full Redemption Price.

                        SPECIAL INVESTMENT METHODS

     OPTIONS. On behalf of the Fund, the adviser may, subject to guidelines of the Board of Directors, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns. The Fund may not write covered call options in an amount exceeding 25% of the value of its total assets.

     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option.

     The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

     An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

     The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. See "Special Investment Methods -- Options" in the SAI. In addition, investments in options may be limited or prohibited by the applicable Rating Agency Guidelines. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."

FUTURES CONTRACTS AND OPTIONS THEREON

     On behalf of the Fund, the Adviser may, subject to guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. Government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

     Under the CFTC regulations, the Adviser on behalf of the Fund (i) may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) may enter into nonhedging transactions, provided that, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures positions and option premiums does not exceed 5% of the market value of the Fund's total assets. In addition, investments in futures contracts and related options may be limited or prohibited by the applicable Rating Agency Guidelines. See "Description of Cumulative Preferred Stock -- Rating Agency Guidelines."

FORWARD CURRENCY EXCHANGE CONTRACTS

     Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

SPECIAL RISKS OF DERIVATIVE TRANSACTIONS

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques.

SHORT SALES AGAINST THE BOX

     The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

     To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for U.S. Federal income tax purposes. Additionally, the Fund may use short sales in conjunction with the purchase of a Convertible Security when it is determined that a Convertible Security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day but may have longer durations. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. The Board of Directors will monitor the creditworthiness of the contra party to the repurchase agreements.

     If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

LOANS OF PORTFOLIO SECURITIES

     To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements and
(2) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. While these loans of portfolio securities will be made in accordance with guidelines approved by the Board of Directors, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the contra party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Special Investment Methods -- Loans of Portfolio Securities" in the SAI.

BORROWING

     As provided in the 1940 Act, the Fund may issue debt or preferred stock so long as the Fund's net assets exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred stock outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at attractive rates. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common shareholders. These two risks would generally make the Fund's total return to common shareholders more volatile.

     A decline in net asset value could affect the ability of the Fund to make common stock dividend payments and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("the Code"). See "Dividends, Distributions and Taxes". Finally, if the asset coverage for preferred stock or debt securities declines to less than 200% or 300%, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

     Further information on the investment objective and policies of the Fund are set forth in the SAI.

PORTFOLIO TURNOVER

     The Fund buys and sells securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser expects that the annual turnover rate of the Fund will not exceed 200%. During the years ended December 31, 1996 and 1995, the portfolio turnover of the Fund was 114% and 140%, respectively.

     Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A high portfolio turnover rate may make it more difficult to qualify as a regulated investment company, since, in order for the Fund to so qualify each taxable year, less than 30% of its gross income must be derived from the sale or other disposition of stocks or securities held for less than three months. See "Dividends, Distributions and Taxes" in the SAI for a more complete discussion of this requirement. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

INVESTMENT RESTRICTIONS

     The Fund has adopted various investment restrictions as fundamental policies requiring certification, limiting industry concentration, prohibiting investing for control purposes and limiting certain other policies as described in greater detail in the SAI.

                          MANAGEMENT OF THE FUND

     The Fund's Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Directors decides upon matters of general policy and reviews the actions of the Adviser and the Administrator. Pursuant to an Investment Advisory Contract with the Fund, the Adviser, under the supervision of the Fund's Board of Directors, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00%, of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For the fiscal years ended December 31, 1994, 1995 and 1996 the Fund paid a management fee of $1,177,574, $969,629 and $912,913, respectively. Notwithstanding the foregoing, the Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate redemption preference of the Cumulative Preferred Stock for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to common stock is less than the stated dividend rate of the Cumulative Preferred Stock.

     The Adviser was formed in 1980 and acts as investment adviser to other closed-end and open-end investment companies with total net assets in excess of $4.2 billion as of January 1, 1997. GAMCO Investors, Inc. ("GAMCO"), a subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments. As of January 1, 1997, GAMCO had aggregate assets in excess of $5.2 billion under its management. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of stock of the Adviser.

     In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of Cumulative Preferred Stock, costs of printing proxies, stock certificates, and shareholder reports, charges of State Street Bank and Trust Company ("State Street", the "Custodian," "Transfer Agent" or "Dividend-Disbursing Agent"), SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

     The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Adviser may (1) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Adviser; and (2) pay commissions to brokers other than Gabelli & Company, Inc. which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

PORTFOLIO MANAGER

     Mario J. Gabelli serves as Portfolio Manager and is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as the Fund's Portfolio Manager since its inception and has served as Chairman, President and Chief Executive Officer of the Adviser since 1980.

NON-RESIDENT DIRECTORS

     Karl Otto Pohl and Anthonie C. van Ekris, directors of the Fund, reside outside the United States and all or a significant portion of their assets are located outside the United States. They have no authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against them in United States courts judgments predicated upon civil liability provisions of United States securities laws.

ADMINISTRATOR

     The Adviser has entered into an Administration Contract with BISYS Fund Services ("BISYS" or the "Administrator") pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Adviser. For these services and the related expenses borne by BISYS, the Adviser pays a monthly fee at the annual rate of .10% of the first $350 million of the aggregate average net assets of the Fund and other Funds advised by Gabelli Funds, Inc. and Teton Advisers LLC and administered by BISYS and .075% of the aggregate average net assets exceeding $350 million and .06% of the aggregate average net assets in excess of $600 million (with a minimum annual fee of $40,000 per portfolio), which, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than 60 days' notice.

     BISYS has its principal office at 3435 Stetzer Road, Columbus, Ohio
43219.

                     DIVIDEND AND DISTRIBUTION POLICY

     The Fund intends to distribute its net capital gain each year but may retain for reinvestment and pay Federal income taxes on its net capital gain, if any. In the event the Fund's shares of common stock are trading at a discount to their net asset value, the Board of Directors would consider quarterly distributions and/or adopting a policy of distributing at least 10% per common share of its average net asset value per year. Any such policy would be subject to limitations on distribution and on repurchase of common stock of the Fund while any preferred stock is outstanding. If, for any calendar year, the total distributions by the Fund on its common stock and preferred stock exceed net investment income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Any amounts distributed to a shareholder in excess of the basis in the shares will be taxable to the shareholder as capital gain.

     In the event the Fund distributes amounts in excess of its net investment income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Such sales, if they involve assets held for less than three months, could also adversely affect the Fund's status as a regulated investment company since, in order for the Fund to so qualify, each taxable year, less than 30% of the Fund's gross income must be derived from gains realized on the sale or other disposition of stocks or securities held for less than three months.

     Over the past few months the Fund's shares have traded at an average discount of approximately 15% to the net asset value. Within this framework, the Adviser and its affiliates have announced their intention to buy up to one million shares in the open market (500,000 of which have been acquired as of March 31, 1997.)

                DESCRIPTION OF CUMULATIVE PREFERRED STOCK

     The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL

     Under the Articles Supplementary, the Fund will be authorized to issue up to _______ shares of Cumulative Preferred Stock. No fractional shares of Cumulative Preferred Stock will be issued. As of the date of this Prospectus, there were no shares of Cumulative Preferred Stock or any other Preferred Stock of the Fund outstanding. The Board of Directors reserves the right to issue additional shares of Preferred Stock, including Cumulative Preferred Stock, from time to time, subject to the restrictions in the Articles Supplementary. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.

RATING AGENCY GUIDELINES

     [The Rating Agency has established guidelines in connection with the Fund's receipt of a rating for the Cumulative Preferred Stock on the date of original issue of ['aaa'] by the Rating Agency. The Rating Agency, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines utilized for the Cumulative Preferred Stock have been developed by the Rating Agency in connection with issuances of asset-backed and similar securities, including debt obligations and various types of preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but are being adopted by the Fund in order to satisfy current requirements necessary for the Rating Agency to issue the above-described rating for the Cumulative Preferred Stock, which rating is generally relied upon by investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. The Rating Agency guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the "Rating Agency Guidelines."

     The Rating Agency Guidelines require that the Fund maintain Adjusted Assets greater than or equal to the Base Amount. Based upon the Fund;s portfolio as of March 31, 1997, this test would translate into asset coverage of 395%. If the Fund fails to meet such requirement and such failure is not cured by the applicable cure date, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock -- Redemption -- Mandatory Redemption." The Rating Agency Guidelines also exclude from the Rating Agency Eligible Assets and, therefore, from Adjusted Assets, certain types of securities in which the Fund may invest and also prohibit the Fund's acquisition of futures contracts or options on futures contracts, prohibit reverse repurchase agreements, limit the writing of options on portfolio securities and limit the lending of portfolio securities to 5% of the Fund's total assets. The Adviser does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objective. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

     The Fund may, but is not required to, adopt any modifications to the Rating Agency's guidelines that may hereafter be established by the Rating Agency. Failure to adopt such modifications, however, may result in a change in the Rating Agency's rating or a withdrawal of a rating altogether. In addition, the Rating Agency may, at any time, change or withdraw such rating. However, failure to comply with the Rating Agency Guidelines would require the Fund to redeem all or part of the Cumulative Preferred Stock.

     As recently described by the Rating Agency, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Nor do the Rating Agency requirements address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to the Rating Agency by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.]

DIVIDENDS

     Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual rate of ___% of the liquidation preference of $25 per share, payable quarterly on the [25th] day of the last month of each calendar quarter (the "Dividend Payment Date"), commencing on , 1997, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding

     . Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the "Date of Original Issue").

     No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Dates thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

     For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (A) immediately after such transaction, the Fund will have Adjusted Assets greater than or equal to the Base Amount and will have the required Asset Coverage (see " -- Asset Maintenance" and " -- Redemption" below), (B) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transactions have been declared and paid (or sufficient Deposit Assets to cover such payment have been deposited with the Paying Agent) and (C) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

     Asset Coverage. The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an asset coverage of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the "Asset Coverage"). If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured within 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See "Redemption" below.

     If the shares of Cumulative Preferred Stock offered hereby had been issued and sold as of March 31, 1997, the Asset Coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $ ), would have been computed as follows:

          Value of Fund assets less
        liabilities not constituting
              senior securities              $118,633,554
               ______________                              = %395
                                             ____________
              Senior securities              $ 30,000,000
          representing indebtedness
              plus liquidation
              preference of the
            Cumulative Preferred
                    Stock

     Base Amount. The Fund will be required under the Articles Supplementary to maintain, as of each Valuation Date, portfolio holdings ("Adjusted Assets") meeting specified guidelines of the Rating Agency, as described under "Description of Cumulative Preferred Stock -- Rating Agency Guidelines", having an aggregate discounted value greater than or equal to the Base Amount, which is in general the sum of the aggregate liquidation preference of the Cumulative Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See " -- Redemption" below.

     Any security not in compliance with the Rating Agency Guidelines will be excluded from the calculation of Adjusted Assets .

     The Rating Agency Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Rating Agency Discount Factor relating to any asset of the Fund and the Base Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by the Rating Agency.

     On or before the third Business Day after each quarterly Valuation Date, the Fund is required to deliver to the Rating Agency a base amount report (the "Base Amount Report"). Within ten Business Days after delivery of such report relating to the quarterly Valuation Date, the Fund will deliver letters prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Base Amount Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Base Amount Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the "Redemption Price"), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:

                (i) the Fund fails to maintain the Asset Coverage and such failure is not cured on or before 60 days following such failure (a "Cure Date"); or

                (ii) the Fund fails to maintain Adjusted Assets greater than or equal to the Base Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a "Cure Date").

     The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having Adjusted Assets for the Rating Agency equal to or greater than the Base Amount on such Cure Date or, if the Asset Coverage or Adjusted Assets for the Rating Agency equal to or greater than the Base Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the asset coverage (as defined in the 1940 Act) of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemption is up to 220%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Adjusted Assets of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemptions up to 110% of the Base Amount.

     If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able, to redeem ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ("Notice of Redemption").

     If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Paying Agent, no redemptions of Cumulative Preferred Stock may be made.

     Optional Redemption. Prior to May 15, 2002, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Commencing May 15, 2002 and thereafter, the Fund may at any time redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.

     Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date,
(ii) the number of shares of Cumulative Preferred Stock to be redeemed,
(iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date, and (vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

     Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25 per share, plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund but excluding interest thereon) (the "Liquidation Payment"), and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Payment and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Payment has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.

VOTING RIGHTS

     Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of shares of Common Stock and of any other Preferred Stock then outstanding as a single class.

     In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected by the holders of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past Dividend Periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect as a separate class in any event) will terminate automatically.

     So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of Preferred Stock differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the Preferred Stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). The Board of Directors, however, without shareholder approval, may amend, alter or repeal the Rating Agency Guidelines in the event the Fund receives confirmation from the Rating Agency that any such amendment, alteration or repeal would not impair the rating then assigned to the Cumulative Preferred Stock. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies." The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

     The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Dividend-Disbursing Agent to effect such redemption.

LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS AND
ISSUANCE OF ADDITIONAL PREFERRED STOCK

     So long as any shares of Cumulative Preferred Stock are outstanding, the Fund may issue and sell one or more series of a class of senior securities of the Fund representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Fund will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund representing indebtedness, as defined in the 1940 Act, of at least 200% of the amount of all indebtedness of the Fund then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Fund upon the distribution of the assets of the Fund or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Fund then in effect, will not be considered to be indebtedness limited by the Articles Supplementary.

     So long as any shares of Cumulative Preferred Stock are outstanding, the Fund may issue and sell shares of one of more other series of Preferred Stock constituting a series of a class of senior securities of the Fund representing stock under the 1940 Act in addition to the shares of Cumulative Preferred Stock, provided that the Fund will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the liquidation preference of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding and no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

     The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund, however, may repurchase shares of the Cumulative Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

            DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

     Common Stock. On February 21, 1995, shareholders approved the Charter changing the status of the Fund to a closed-end fund. The Charter was filed on March 31, 1995, the date of the Fund's conversion from an open-end to a closed-end investment company. The authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share, one hundred million of which have been initially classified as Fund shares. Shares of the Fund are listed on the New York Stock Exchange under the symbol GCV and began trading March 31, 1995. All shares of Common Stock have equal dividend, liquidation and voting rights and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.

     There are no conversion or preemptive rights in connection with any outstanding shares of the Common Stock. All issued and outstanding shares of the Fund are fully paid and nonassessable.

     The Fund's Board of Directors can reclassify unissued shares as preferred stock with such terms and conditions as determined by the Board of Directors.

     As a New York Stock Exchange-listed company, the Fund is required to hold annual meetings of its shareholders.

     Preferred Stock. The Fund's Board of Directors has authority to cause the Fund to issue and sell up to 2,000,000 shares of Preferred Stock, par value $.001 per share, that may be convertible into shares of the Fund's Common Stock. The terms of such Preferred Stock would be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's Common Stock. The Board of Directors has designated 120,000 shares of Preferred Stock as the Cumulative Preferred Stock offered hereby. All shares of Cumulative Preferred Stock, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. See "Description of Cumulative Preferred Stock."

     The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and
(iii) capital stock outstanding for each class of authorized securities of the Fund as of the completion of this offering.


                                                AMOUNT HELD
                                                  BY FUND
                                   AMOUNT       FOR ITS OWN      AMOUNT
            TITLE OF CLASS       AUTHORIZED       ACCOUNT      OUTSTANDING

Common Stock..................   100,000,000         0          8,092,945
Cumulative Preferred Stock....     2,000,000         0            120,000


                                 TAXATION

     The following is a summary of the Federal income tax consequences to a shareholder of acquiring, holding and disposing of Preferred and Common Shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Fund and its shareholders, and the discussions set forth here do not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

     The Fund has qualified as and intends to continue to qualify as and elect to be a regulated investment company (a "RIC") under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code) and its net capital gain (i.e., the excess of its net realized long-term capital gains over its net realized short-term capital losses) which it distributes to its shareholders in each taxable year., provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

     Qualification as a RIC requires, among other things, that the Fund:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currencies (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's principal business of investing in stock or securities (the "30% limitation"); and
(c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

     If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Shareholders and Common Shareholders as an net investment income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year. To the extent possible, the Fund intends to make sufficient distributions to avoid application of the corporate income tax.

     Under the Code, amounts not distributed by a regulated investment company on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its net investment income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its net capital gains for the calendar year (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all net investment income and net capital gain for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     If the Fund does not meet the asset coverage requirements of the 1940 Act the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely the imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation on the Fund's undistributed income.

TAXATION OF SHAREHOLDERS

     Distributions by the Fund from its net investment income (referred to hereafter as "net investment income dividends") are taxable to shareholders as net investment income. A portion of the Fund's net investment income dividends may qualify for the dividends received deduction available to corporations.

     At the time of a shareholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or net capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would be taxable to them.

     Distributions made from net capital gains which are designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. In general, the maximum Federal income tax rate imposed on individuals with respect to capital gain dividends is 28%, whereas the maximum federal income tax rate imposed on individuals with respect to net investment income (and short-term capital gains, which currently are taxed at the same rates as net investment income) is 39.6%. With respect to corporate taxpayers, long-term capital gains currently are taxed at the same Federal income tax rates as net investment income and short-term capital gains.

     In recent years, a number of legislative proposals concerning the tax treatment of capital gains have been introduced in Congress. The proposals have ranged from eliminating the preferential treatment of capital gains to eliminating tax on capital gains. It cannot be predicted whether any of these proposals may ultimately become law, nor can the effective date of any legislation be anticipated. Any change in the tax treatment of capital gains, however, would have an effect on the tax consequences of an investment in Cumulative Preferred Stock. Shareholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

     Dividends are taxable to shareholders whether they are paid in cash or, paid in additional shares of Stock under the Fund's plan for the automatic reinvestment of dividends. Generally, shareholders will be taxed on dividends in the year of receipt, however, if the Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, the dividend will be deemed to have been paid by the Fund (and received by the shareholders) on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any net investment income dividends or capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     The sale, redemption or other disposition of Fund shares is a taxable event and may result in a gain or loss. Such gain or loss will generally be a capital gain or loss if the shares are capital assets in the hands of the shareholder and will be long-term capital gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock series as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gains to holders of Common Stock, holders of Cumulative Preferred Stock and any other Preferred Stock. The amount of net capital gains and other types of income allocable among holders of the Common Stock, the Cumulative Preferred Stock and any other Preferred Stock will depend upon the amount of such gains and other income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock during a taxable year.

     The Fund believes that under current law the manner in which the Fund intends to allocate net capital gains and other taxable income between shares of Common Stock and Cumulative Preferred Stock will be respected for Federal income tax purposes. However, the Fund has not requested and will not request direct guidance from the IRS specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with the Fund and attempt to reallocate the Fund's net capital gains or other taxable income.

WITHHOLDING AND OTHER TAXES

     Net investment income dividends (but not capital gain dividends) paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on net investment income dividends, capital gain dividends and redemption payments ("backup withholding"). A shareholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the shareholder maintains his or her account), certifying under penalties of perjury that such shareholder's taxpayer identification number is correct and that such shareholder has never been notified by the IRS that he or she is subject to backup withholding, has been notified by the IRS that he or she is no longer subject to backup withholding, or is exempt from backup withholding. Corporate shareholders and certain other shareholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's Federal income tax liability.

     Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE SAI INCORPORATED BY REFERENCE INTO ATTACHED TO THIS PROSPECTUS. FOR THE COMPLETE PROVISIONS APPLICABLE TO BOTH SHAREHOLDERS AND THE FUND, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY.

         CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     State Street Bank and Trust Company serves as Custodian for the Fund's cash and securities as well as the Transfer Agent and Dividend-Disbursing Agent for its shares. Boston EquiServe LP, an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at 150 Royall Street, Canton, MA 02021. State Street does not assist in and is not responsible for investment decisions involving assets of the Fund.

                               UNDERWRITING

     Upon the terms and subject to the conditions contained in the Underwriting Agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of such Underwriter.

                                                         NUMBER OF
                  NAME                                    SHARES

Smith Barney Inc......................
Gabelli & Company, Inc................

     Total                                               _________

     The Underwriting Agreement provides that the obligations of the Underwriters to pay for and accept delivery of the shares of Cumulative Preferred Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all shares of Cumulative Preferred Stock offered hereby if any are taken.

     The Underwriters propose to offer part of the shares of Cumulative Preferred Stock offered hereby directly to the public at the public offering price set forth on the cover page of this Prospectus and part of the shares to certain dealers at a price which represents a concession not in excess of $ per share under the public offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $ per share to certain other dealers. After the initial offering of the shares of Cumulative Preferred Stock to the public, the public offering price and such concessions may be changed by the Underwriters. The Underwriting discount of $ per share is equal to % of the initial offering price. Investors must pay for any shares of Cumulative Preferred Stock purchased on or before , 1997.

     The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the 1933 Act, certain persons participating in the Offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Cumulative Preferred Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of the Cumulative Preferred Stock. A "syndicate covering transaction" is a bid for or purchase of the Cumulative Preferred Stock on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with the Offering. A "penalty bid" is an arrangement permitting the Underwriters to reclaim the selling concession otherwise accruing to an Underwriter or selling group member in connection with the Offering if any of the Cumulative Preferred Stock originally sold by such Underwriter or selling group member is purchased in a syndicate covering transaction and has therefore not been effectively placed by such Underwriter or selling group member. The Underwriters have advised the Company that such transactions may be effected on the New York Stock Exchange or otherwise and, if commenced, may be discontinued at any time.

     The Underwriters have in the past and may continue during and subsequent to the completion of the offering of Cumulative Preferred Stock hereunder, from time to time act as a broker or dealer in connection with the execution of portfolio transactions for the Fund. See "Brokerage Allocation and Other Practices" in the SAI.

     Prior to this offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the Cumulative Preferred Stock on the New York Stock Exchange. However, during an initial period which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

     Gabelli & Company, Inc. is a wholly-owned subsidiary of Gabelli Securities, Inc., which is majority-owned subsidiary of the Adviser and is controlled by Mario J. Gabelli, the Fund's President and Chief
Investment Officer. For additional Information regarding these affiliations, see "Management of the Funds".

     The principal business address of each of the Underwriters is as follows: Smith Barney Inc., 388 Greenwich Street, New York, New York 10013; and Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1459.


                              LEGAL MATTERS

     Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Miles & Stockbridge, Baltimore, Maryland. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, counsel to the Underwriters. Skadden, Arps, Slate, Meagher & Flom LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law on the opinion of Miles & Stockbridge.

                                 EXPERTS

     Price Waterhouse LLP, independent accountants, are the independent accountants of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus have been audited by Price Waterhouse LLP for the periods indicated in its report with respect thereto, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing. Price Waterhouse LLP has an office at 1177 Avenue of the Americas, New York, New York 10036, and also performs tax and other professional services for the Fund.

                          ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the SEC: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

     The Fund's Common Stock is listed on the New York Stock Exchange, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.



                         TABLE OF CONTENTS OF SAI

     An SAI dated April __, 1997 has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at
(800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                            TABLE OF CONTENTS

                                                                     PAGE

CONVERTIBLE SECURITIES................................................B-2
OTHER INVESTMENTS.....................................................B-2
DERIVATIVE INSTRUMENTS................................................B-5
THE ADVISER..........................................................B-13
INVESTMENT RESTRICTIONS..............................................B-15
DIRECTORS AND OFFICERS...............................................B-16
PORTFOLIO TRANSACTIONS AND BROKERAGE.................................B-19
DETERMINATION OF NET ASSET VALUE.....................................B-21
DIVIDENDS, DISTRIBUTIONS AND TAXES...................................B-21
RATING AGENCY DISCOUNT FACTORS.......................................B-26
GENERAL INFORMATION..................................................B-28
FINANCIAL STATEMENTS.................................................B-28




                                 GLOSSARY

     "Adjusted Assets" means the aggregate Discounted Value of all the Rating Agency Eligible Assets.

     "Articles Supplementary" means the Fund's Articles Supplementary creating and fixing the rights of the Cumulative Preferred Stock.

     "Asset Coverage" has the meaning set forth on page ____ of this Prospectus.

     "Base Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Base Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock will not be included as a liability) and such liabilities projected to become due and payable the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (A) the Discounted Value of any of the Fund's assets and/or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by [Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+,] in both cases irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or any of (i)(B) through (i)(D) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Cumulative Preferred Securities to be repurchased from (i) above.

     "Base Amount Report" has the meaning set forth on page __ of this Prospectus.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

     "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund on file in the State Department of Assessments and Taxation of Maryland.

     "Common Stock" means the Common Stock, par value $.001 per share, of the Fund.

     "Cumulative Preferred Stock" means the ___% Cumulative Preferred Stock, par value $.001 per share, of the Fund.

     "Cure Date" has the meaning set forth on page __ of this Prospectus.

     "Date of Original Issue" has the meaning set forth on page __ of this Prospectus.

     "Deposit Securities" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has Adjusted Assets equal to or greater than the Base Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

     "Discounted Value" means, with respect to a Rating Agency Eligible Asset, the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof or (B) in the case of any other Rating Agency Eligible Assets, the market value thereof, divided by the applicable Rating Agency Discount Factor.

     "Dividend Payment Date" has the meaning set forth on page   of this
Prospectus.

     "Dividend-Disbursing Agent" means State Street Bank and Trust Company and its successors or any other paying agent appointed by the Fund.

     "Dividend Periods" has the meaning set forth on page   of this
Prospectus.

     "Fund" means The Gabelli Convertible Securities Fund, Inc., a Maryland corporation.

     "Liquidation Preference" has the meaning set forth on page   of this
Prospectus.

     "Moody's" means Moody's Investor Services, Inc.

     "1933 Act" means The Securities Act of 1933, as amended.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Notice of Redemption" has the meaning set forth on page    of this
Prospectus.

     "Preferred Stock" means the preferred stock, par value $.001 per share, of the Fund, and includes the Cumulative Preferred Stock.

     "Rating Agency Discount Factor" means, with respect to a Rating Agency Eligible Asset specified below, the numbers set forth in the SAI under the heading "Rating Agency Discount Factors."

     "Rating Agency Eligible Assets" means

        i. cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by the Rating Agency or a counterparty approved by the Rating Agency and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

         ii. Short-Term Money Market Instruments;

        [iii. commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from the Rating Agency of at least P-1 and maturing within 270 days;

        iv. preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by the Rating Agency or (2) are rated at least "baa3" by the Rating Agency (or in the event of an issuer's senior debt securities or preferred stock is not rated by the Rating Agency, which either (1) are issued by an issuer whose senior debt securities are rated at least A by S&P or
     (2) are rated at least A by S&P and for this purpose have been assigned a Rating Agency equivalent rating of at least "baa3"), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange or the American Stock Exchange, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000,
     (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "A1" by the Rating Agency or, if not rated by the Rating Agency, are rated at least AA by another rating agency), (E) which pay cumulative cash dividends in U.S. dollars,
     (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least "aa" by the Rating Agency, or if not rated by the Rating Agency, AAA by another rating agency or are otherwise approved in writing by the Rating Agency and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Company's holdings of any issue of preferred stock will not be less than $500,000 nor more than $5,000,000;

        v. common stocks (A) which are traded on the New York Stock Exchange, the American Stock Exchange or through the NASDAQ system in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which are not privately placed; provided, however, that (1) common stock which, while a Rating Agency Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Rating Agency Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by the Rating Agency and (2) the aggregate Market Value of the Fund's holdings of the common stock of any issuer will not exceed 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the Market Value of such common stock;]

         vi. U.S. Government Obligations;

        [vii. corporate bonds (A) which are not privately placed, rated at least B3 (Caa subordinate) by the Rating Agency (or, in the event the bond is not rated by the Rating Agency, the bond is rated at least BB-by another rating agency and which for this purpose is assigned a Rating Agency equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date,
     (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3, (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate Market Value of the Company's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate bonds calculated at the time of original issuance, (F) the cash flow from which must be controlled by an Indenture trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;]

        [viii. convertible corporate bonds (A) which are issued by issuers whose senior debt securities are rated at least B2 by the Rating Agency (or, in the event an issuer's senior debt securities are not rated by the Rating Agency, which are issued by issuers whose senior debt securities are rated at least BB by another rating agency and which for this purpose is assigned a Rating Agency equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the NASDAQ National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate bonds have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Rating Agency Eligible Asset;]

provided, however, that the Fund's investment in preferred stock, common stock, corporate bonds and convertible corporate bonds described above must be within the following diversification requirements (utilizing the Rating Agency industry and sub-industry categories) in order to be included in the Rating Agency Eligible Assets:


ISSUER:

                                                  UTILITY MAXIMUM SINGLE
    RATING AGENCY RATING          NON-UTILITY           ISSUER
           (1)(2)                   (3)(4)              (3)(4)
-----------------------------   ---------------   ----------------------
"aaa", Aaa...................        100%                100%
"aa", Aa.....................         20%                 20%
"a", A.......................         10%                 10%
CS/CB, "Baa", Baa(5).........          6%                  4%
Ba...........................          4%                  4%
B1/B2........................          3%                  3%
B3 (Caa subordinate).........          2%                 N/A



                                  NON-UTILITY             UTILITY
        RATING AGENCY               MAXIMUM          MAXIMUM SINGLE SUB      UTILITY MAXIMUM
          RATING(1)            SINGLE INDUSTRY(3)      INDUSTRY(3)(6)         SINGLE STATE(3)
---------------------------------------------------------------------------------------------

"aaa", Aaa...............           100%                   100%                    100%
"aa", Aa.................            60%                    60%                     20%
"a", A...................            40%                    50%                  10%(7)
CS/CB, "baa", Baa(5).....            20%                    50%                   7%(7)
Ba.......................            12%                    12%                     N/A
B1/B2....................             8%                     8%                     N/A
B3 (Caa subordinate).....             5%                     5%                     N/A


--------------------

(1) The equivalent Rating Agency rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by the Rating Agency.

(2) Corporate bonds from issues ranging $50,000,000 to $100,000,000 are limited to 20% of the Rating Agency Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related the Rating Agency rating category and each lower Rating Agency rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate bonds, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility bonds and utility convertible bonds, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Rating Agency Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas.

; and provided, further, that the Fund's investments in auction rate preferred stocks described in clause (iv) above will be included in the Rating Agency Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (i) through (viii) above less the aggregate Market Value of those investments excluded from the Rating Agency Eligible Assets pursuant to the immediately preceding proviso; and

         ix. no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(E) of the definition of "Base Amount" may be includible in the Rating Agency Eligible Assets.

     "Redemption Price" has the meaning set forth on page ___ of this Prospectus.

     "SEC" means the Securities and Exchange Commission.

     "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

         (i) U.S. Government Obligations;

         (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by the Rating Agency and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by the Rating Agency;

         (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have [(1) credit ratings from the Rating Agency of at least P-1 in the case of commercial paper and (2) credit ratings from the Rating Agency of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from the Rating Agency will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by the Rating Agency and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund);]

         [(iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and]

         (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Fund will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

     "S&P" means Standard & Poor's Ratings Group.

     "U.S. Government Obligations" means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

     "Valuation Date" means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.


=========================================   =================================

     NO DEALER, SALESPERSON OR ANY OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY REPRE-
SENTATIONS OTHER THAN THOSE CONTAINED IN
THE PROSPECTUS IN CONNECTION WITH THIS
OFFER CONTAINED AND, IF GIVEN OR MADE,
SUCH OTHER INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON
AS HAVING BEEN AUTHORIZED BY THE FUND,
ITS INVESTMENT ADVISER OR THE
UNDERWRITERS. THIS PROSPECTUS DOES NOT
CONSTITUTE AN OFFER TO SELL OR A
SOLICITATION OF AN OFFER TO BUY ANY
SECURITIES OTHER THAN THE CUMULATIVE
PREFERRED STOCK TO WHICH IT RELATES.
THIS PROSPECTUS DOES NOT CONSTITUTE AN
OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY THE CUMULATIVE PREFERRED
STOCK IN ANY JURISDICTION IN ANY
CIRCUMSTANCES IN WHICH IT IS UNLAWFUL TO
MAKE SUCH OFFER OR SOLICITATION. NEITHER
THE DELIVERY OF THIS PROSPECTUS NOR ANY
SALE MADE HEREUNDER WILL, UNDER ANY
CIRCUMSTANCES, CREATE AN IMPLICATION
THAT THERE HAS BEEN NO CHANGE IN THE
FACTS SET FORTH IN THIS PROSPECTUS OR IN             1,200,000 Shares
THE AFFAIRS OF THE FUND SINCE THE DATE
HEREOF.

          --------------------

            TABLE OF CONTENTS

                                       Page

PROSPECTUS SUMMARY.....................  2
NET INVESTMENT INCOME EQUIVALENT
  YIELD TABLES.........................  7
FINANCIAL HIGHLIGHTS...................  9              THE GABELLI
USE OF PROCEEDS........................ 10              CONVERTIBLE
CAPITALIZATION......................... 10          SECURITIES FUND, INC.
INVESTMENT OBJECTIVE AND POLICIES...... 10
CONVERTIBLE SECURITIES................. 11
   Illiquid Convertible Securities..... 12
OTHER INVESTMENTS...................... 13
   Corporate Reorganizations........... 13       Cumulative Preferred Stock
   Warrants and Rights................. 13
   Other Investment Companies.......... 13
   Foreign Securities.................. 14
   When Issued, Delayed Delivery
Securities and Forward Commitments..... 14             ____________
SPECIAL CHARACTERISTICS AND RISKS...... 15
SPECIAL INVESTMENT METHODS............. 15
   Options............................. 15
   Futures Contracts and Options
     Thereon........................... 16              PROSPECTUS
   Forward Currency Exchange
     Contracts......................... 16
   Special Risks of Derivative
     Transactions...................... 16           April __, 1997
   Short Sales Against the Box......... 17
   Repurchase Agreements............... 17
   Loans of Portfolio Securities....... 18
   Borrowing........................... 18             ____________
   Portfolio Turnover.................. 18
   Investment Restrictions............. 19
MANAGEMENT OF THE FUND................. 19
   Portfolio Manager................... 20
   Non-Resident Directors.............. 20
   Administrator....................... 20
DIVIDEND AND DISTRIBUTION POLICY....... 20
DESCRIPTION OF CUMULATIVE PREFERRED
  STOCK ............................... 21
   General............................. 21
   Rating Agency Guidelines............ 21              SMITH BARNEY INC.
   Dividends........................... 22           GABELLI & COMPANY, INC.
   Asset Maintenance................... 23
     Asset Coverage.................... 23
     Base Amount....................... 24
   Redemption.......................... 24
     Mandatory Redemption.............. 24
     Optional Redemption............... 25
     Redemption Procedures............. 25
   Liquidation Rights.................. 25
   Voting Rights....................... 26
   Limitation on Incurrence of
     Additional Indebtedness and
     Issuance of Additional Preferred
       Stock........................... 27
   Repurchase of Cumulative Preferred
     Stock............................. 27
DESCRIPTION OF CAPITAL STOCK AND OTHER
  SECURITIES .......................... 28
   Capital Stock....................... 28
     Common Stock...................... 28
     Preferred Stock................... 28
TAXATION............................... 28
   Taxation of the Fund................ 29
   Taxation of Shareholders............ 30

==========================================  =================================


SUBJECT TO COMPLETION, DATED APRIL __, 1997

              THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                           One Corporate Center
                         Rye, New York 10580-1434
                 Telephone 1-800-GABELLI (1-800-422-3554)

                   Statement of Additional Information

                              April __, 1997

This Statement of Additional Information (the "SAI") relates to The Gabelli Convertible Securities Fund, Inc. (the "Fund"), and is not a prospectus. This SAI contains additional and more detailed information and should be read in conjunction with the balance of the Fund's prospectus dated April , 1997 (the "Prospectus"). Additional copies of the SAI may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above.

                            TABLE OF CONTENTS

                                                                  PAGE

CONVERTIBLE SECURITIES.............................................B-2
OTHER INVESTMENTS..................................................B-2
DERIVATIVE INSTRUMENTS.............................................B-5
THE ADVISER.......................................................B-13
INVESTMENT RESTRICTIONS...........................................B-15
DIRECTORS AND OFFICERS............................................B-16
PORTFOLIO TRANSACTIONS AND BROKERAGE..............................B-19
DETERMINATION OF NET ASSET VALUE..................................B-21
DIVIDENDS, DISTRIBUTIONS AND TAXES................................B-21
RATING AGENCY DISCOUNT FACTORS....................................B-26
GENERAL INFORMATION...............................................B-28
FINANCIAL STATEMENTS..............................................B-28



                          CONVERTIBLE SECURITIES

     A Convertible Security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A Convertible Security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

     A Convertible Security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

     To the degree that the price of a Convertible Security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a Convertible Security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A Convertible Security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible Securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

     Many Convertible Securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a Convertible Security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible Securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new Convertible Securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call Convertible Securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, Convertible Securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

                            OTHER INVESTMENTS

     The Fund may without limit invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgement of Gabelli Funds, Inc. (the "Adviser), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

     In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when: the discount significantly overstates the risk of the contingencies involved; the market significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or the market fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process.

     In making the investments, the Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (b) it will not invest more than 25% of its total assets in any one industry. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses as well as make it more difficult for the Fund to meet the tests for favorable tax treatment as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended (the "Code") (see "Dividends, Distributions and Taxes" in the Prospectus). The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments as well as to monitor the effect of such investments on the tax qualification tests of the Code.

UNREGISTERED CONVERTIBLE SECURITIES AND OTHER ILLIQUID INVESTMENTS

     As set forth in the Prospectus, the Fund may invest without limitation in unregistered Convertible Securities and other illiquid investments, including repurchase agreements having a maturity of longer than seven days.

     The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid high-grade debt securities at least equal in value to the amount of its commitments. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on this basis.

FOREIGN SECURITIES

     Subject to the limitations described in the Prospectus, the Fund may invest in foreign securities which involve certain risks not associated with domestic investments.

     Among other risks, foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlements could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

RISK FACTORS -- HIGH YIELD/HIGH RISK SECURITIES

     Subject to the limitations described in the Prospectus, the Fund may invest in high yielding, lower rated bonds, commonly called "junk bonds." Bonds that are rated "Baa" or lower by Moody's Investors Services, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Ratings Group ("S&P"), or unrated bonds of comparable quality, are generally considered to be high yield bonds. These high yield bonds are subject to greater risks than lower yielding, higher rated debt securities.

     Lower rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high yield, high risk bonds structured as zero coupon or pay-in-kind securities.

     High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

     The market for high yield bonds is in some cases more thinly traded than the market for investment grade bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Fund may have greater difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired.

     Ratings assigned by Moody's and S&P to high yield bonds, like other bonds, attempt to evaluate the timeliness of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's investment objective more dependent on the Adviser's own credit analysis than is the case for higher rated bonds.

     Market prices for high yield bonds tend to be more sensitive than those for higher rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds.

     The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

     As a result of all these factors, the net asset value of the Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

                          DERIVATIVE INSTRUMENTS

OPTIONS

     The Fund may, from time to time, subject to guidelines of the Board of Directors and the limitations set forth in the Prospectus and applicable rating agency guidelines, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period.

     A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other liquid securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The Adviser, on behalf of the Fund, has no present intention to engage in uncovered option transactions. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     The Fund intends to qualify as a "regulated investment company" under the Code. One requirement for such qualification is that less than 30% of the Fund's gross income must be derived from the gains from the sale or other disposition of securities held for less than three months. Therefore, the Fund may be limited in its ability to engage in options transactions. In addition, investments in options may be limited or prohibited by the applicable Rating Agency Guidelines.

     OPTIONS ON SECURITIES INDICES.

     The Fund may purchase and sell securities index options. One effect of such transactions is to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

     OPTIONS ON FOREIGN CURRENCIES.

     Instead of purchasing or selling futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

     As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

FUTURES CONTRACTS

     The Fund will enter into futures contracts only for certain hedging, yield enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, financial indices, and U.S. Government securities (collectively, "interest rate futures contracts"). It may also enter into futures contracts for the purchase or sale of foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges. In addition, the Fund may enter into futures contracts on stock and bond indices (collectively, "securities indices").

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), an agency of the U.S. Government, and must be executed through a futures commission merchant, i.e., a brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin' may be required, a process known as 'mark-to-the-market.' Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

     Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or, take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transactions costs.

     In addition, futures contracts entail risks. The ordinary spreads between values in the cash and futures markets, due to differences in the characters of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variable margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Thus, a correct forecast of interest rate trends by the investment adviser may still not result in a successful transaction.

     If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

     OPTIONS ON FUTURES CONTRACTS.

     The Fund will also enter into options on futures contracts for certain bona fide hedging, yield enhancement and risk management purposes. The Fund may purchase put and call options and write put and call options on futures contracts that are traded on U.S. and foreign exchanges. The Adviser, on behalf of the Fund, has no present intention to engage in uncovered option transactions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise of the option on the futures contract.

     The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option, cash or liquid securities equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its custodian for the term of the option, cash or liquid securities at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holding of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.


INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON.

     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.


     CURRENCY FUTURES AND OPTIONS THEREON.

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

SECURITIES INDEX FUTURES CONTRACTS AND OPTIONS THEREON.

     Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND
OPTIONS ON FUTURES CONTRACTS

     Subject to the guidelines of the Board of Directors, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value after taking into account unrealized profits and unrealized losses on any such transactions.

     In addition, investment in future contracts and related options may be limited or prohibited by the applicable Rating Agency Guidelines.


FORWARD CURRENCY EXCHANGE CONTRACTS

     The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

     The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's commitment with respect to the forward contract.

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to delivery. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

     If a decline in any currency is generally anticipated by the Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.



ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS OPTIONS

     Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the contra party. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

     If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

LOANS OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 33% of the value of its total assets.

     A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the contra party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                               THE ADVISER

     The Adviser is a New York Corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser also serves as adviser to other closed-end and open-end investment companies with net assets in excess of $4.2 billion as of January 1, 1997.

     Pursuant to an Investment Advisory Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions for the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

     Under the Investment Advisory Contract, the Adviser also (1) provides the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records; (2) oversees the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund; (3) provides the Fund, if requested, with adequate office space and facilities; (4) prepares, but does not pay for, periodic updating of the Fund's Registration Statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (5) supervises the calculation of the net asset value of shares of the Fund; (6) prepares, but does not pay for, all filings under state "Blue Sky" laws of such states or countries, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (7) prepares notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the Investment Company Act of 1940, as amended (the "1940 Act") to be acted upon by the Board.

     The Adviser has entered into an Administration Contract with BISYS Fund Services ("BISYS" or the "Administrator"), 3435 Stetzer Road, Columbus, Ohio 43219, pursuant to which the Administrator provides certain administrative services necessary for the Fund's operations but which do not concern the investment advisory and portfolio management services provided by the Adviser. For such services and the related expenses borne by BISYS, the Adviser pays a monthly fee of .10% of the first $350 million of the aggregate average net assets of the Fund and other funds administered by BISYS and advised by the Adviser, .075% of the aggregate average net assets exceeding $350 million up to $600 million, and .06% in excess of $600 million (minimum annual fee of $40,000 per portfolio) which, together with the services to be rendered, is subject to negotiation between the parties and both parties retain the right unilaterally to terminate the arrangement on not less than sixty days' notice.

     The Investment Advisory Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. The Investment Advisory Contract in no way restricts the Adviser from acting as adviser to others. The Fund has agreed by the terms of the Investment Advisory Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that, in the event that for any reason the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

     The Investment Advisory Contract was approved by the Board of Directors on June 3, 1989 and by the Fund's shareholders at a meeting held on May 14, 1990 and was approved most recently by the Board of Directors on May 15, 1996. The Investment Advisory Contract is terminable without penalty by the Fund on not more than sixty days' written notice when authorized by the Board of Directors of the Fund, by the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or by the Adviser. The Investment Advisory Contract will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Investment Advisory Contract provides that, unless terminated, it will remain in effect so long as continuance of the Investment Advisory Contract is approved annually by the Board of Directors of the Fund, or the shareholders of the Fund and in either case, by a majority vote of the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such person cast in person at a meeting called specifically for the purpose of voting on the continuance of the Investment Advisory Contract. For the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, the Adviser earned fees of $912,913, $969,629, and $1,177,574 respectively.



                         INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Such a majority is defined as the lesser of (1) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

     1. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

     2. Purchase or otherwise acquire real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Purchase or otherwise acquire or sell commodities or commodity contracts except that the Fund may purchase or sell financial futures contracts and related options thereon.

     4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that the Fund reserves the right to invest up to 5% of its total assets in not more than 3% of the securities of any one investment company including small business investment companies or invest up to 10% of its total assets in the securities of investment companies, nor make any such investments other than through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase.

     6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options or entering into financial futures transactions or forward contracts, or when issued or delayed delivery securities are not deemed to be pledges of assets and such arrangements are not deemed to be the issuance of a senior security as set forth in restriction (7).

     7. Issue senior securities except to the extent permitted by applicable law.

     8. Make loans of money or securities, except: (a) that the Fund may engage in repurchase agreements as set forth in the Prospectus and (b) the Fund may lend its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus.

     9. Make short sales of securities or maintain a short position, unless at all times when a short position is open, it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     10. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended in disposing of a portfolio security.

     11. Invest for the purpose of exercising control or management of any other issuer.

     12. Invest more than 25% of the value of its total assets in any one industry.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

                          DIRECTORS AND OFFICERS

     The Directors and Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Adviser or the Administrator, are shown below. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.

     As of March 3, 1997 the Directors and Officers of the Fund as a group beneficially owned 1,013,832 shares of the Fund equaling 12.53% of the Fund's outstanding shares. As of that same date, Mario J. Gabelli and companies controlled by him beneficially owned approximately 11.56% of the Fund's outstanding shares.

                                        Principal Occupations During Last
                                        Five Years; Affiliations with
Name, Position with Fund and Address    the Adviser or Administrator
------------------------------------    ---------------------------------
Mario J. Gabelli*                       Chairman, President, Chief Executive
President, and Chief                    Officer and a Director of
Investment Officer                      Gabelli Funds, Inc. since 1980;
One Corporate Center                    Chairman, Chief Executive Officer,
Rye, New York 10580                     Chief Investment Officer and Director
                                        of GAMCO Investors, Inc.;
                                        President and Chairman of The
                                        Gabelli Equity Trust, Inc.;
                                        President, Chief Investment
                                        Officer and Director of Gabelli
                                        Equity Series Funds, Inc., The
                                        Gabelli Value Fund, Inc., Gabelli
                                        Global Series Funds, Inc., and
                                        Gabelli Investor Funds, Inc., and
                                        Trustee of The Gabelli Asset
                                        Fund, The Gabelli Growth Fund and
                                        The Gabelli Money Market Funds;
                                        Chairman and Director of Lynch
                                        Corporation; Director and Adviser
                                        of Gabelli International Ltd.
                                        Mr. Gabelli is 54 years old.

Anthony J. Colavita                     President and Attorney at law in the
Director                                law firm of Anthony J. Colavita, P.C.;
c/o Gabelli Funds, Inc.                 Director of The Gabelli Value Fund
One Corporate Center                    Inc., Gabelli Global Series Funds,
Rye, New York 10580                     Inc., Gabelli Investor Funds, Inc.
                                        and Gabelli Equity Series Funds,
                                        Inc.; Trustee of The Gabelli
                                        Asset Fund and The Gabelli Growth
                                        Fund, The Gabelli Money Market
                                        Funds since 1992 and The Westwood
                                        Funds. Mr. Colavita is 62 years
                                        old.

E. Val Cerutti                          Chief Executive Officer of Cerutti
Director                                Consultants, Inc.; Former President
c/o Gabelli Funds, Inc.                 and Chief Operating Officer of Stella
One Corporate Center                    D'oro Biscuit Company (____ through
Rye, New York 10580                     1992); Adviser, Iona College
                                        School of Business; Director of
                                        Lynch Corporation and Gabelli
                                        Gold Fund, Inc. Mr. Cerutti is 58
                                        years old.

Felix J. Christiana                     Formerly Senior Vice President of
Director                                Dollar Dry Dock Savings Bank;
c/o Gabelli Funds, Inc.                 Director, The Gabelli Equity Trust
One Corporate Center                    Inc., Gabelli Global Series Funds,
Rye, New York 10580                     Inc., The Gabelli Value Fund
                                        Inc., Gabelli Investor Funds,
                                        Inc., Gabelli Equity Series
                                        Funds, Inc., The Treasurer's
                                        Fund, Inc.; Trustee, The Gabelli
                                        Growth Fund and The Gabelli Asset
                                        Fund. Mr. Christiana is 71 years
                                        old.

Anthonie C. van Ekris                   Managing Director of BALMAC
Director                                International, Inc.; Formerly
c/o Gabelli Funds, Inc.                 Chairman and Chief Executive
One Corporate Center                    Officer of Balfour MacLaine Corporation
Rye, New York 10580                     and Kay Corporation (through
                                        1990); Director of Spinmaker
                                        Industries, Inc.; Director of
                                        Stahel Hardmeyer A.Z., Gabelli
                                        Equity Series Funds, Inc. and
                                        Gabelli Global Series Funds,
                                        Inc.; Trustee of The Gabelli
                                        Asset Fund, The Gabelli Growth
                                        Fund and The Gabelli Money
                                        Market Funds. Mr. van Ekris is 63
                                        years old.

Dugald A. Fletcher*                     President, Fletcher & Company, Inc.;
Director                                Director (since 1989) and Chairman
c/o Gabelli Funds, Inc.                 (since February of 1991) of Binnings
One Corporate Center                    Building Products, Inc.; Trustee.
Rye, New York 10580                     Mr. Fletcher is 68 years old.

Karl Otto Pohl*                         Partner of Sal Oppenheim Jr. & Cie.
Director                                (private investment bank); Former
c/o Gabelli Funds, Inc.                 President of the Deutsche
One Corporate Center                    Bundesbank (Germany's Central
Rye, New York 10580                     Bank) and Chairman of its Central
                                        Bank Council (1980-1991);
                                        Currently board member of Zurich
                                        Versicherungs-Gesellschaft
                                        (insurance); the International
                                        Council for JP Morgan & Co.; the
                                        Board of Supervisory Directors
                                        of ROBECo/o Group; and the
                                        Supervisory Board of Royal Dutch
                                        (petroleum company); Advisory
                                        Director of Unilever N.V. and
                                        Unilever Deutschland;
                                        Director/Trustee of all Funds
                                        managed by the Adviser. Mr. Pohl
                                        is 67 years old.

Anthony R. Pustorino, CPA               Professor of Accounting, Pace
Director                                University since 1965; Direc-
c/o Gabelli Funds, Inc.                 tor, President and shareholder
One Corporate Center                    of Pustorino, Puglisi & Co., RC.,
Rye, New York 10580                      certified public accountants
                                        from 1961 to 1990; Director,
                                        The Gabelli Equity Trust Inc.,
                                        The Gabelli Value Fund Inc.,
                                        Gabelli Equity Series Funds,
                                        Inc., The Treasurer's Fund, Inc.,
                                        Trustee, The Gabelli Growth Fund,
                                        The Gabelli Asset Fund and The
                                        Gabelli Global Multimedia Trust
                                        Inc. Mr. Pustorino is 71 years
                                        old.

Salvatore J. Zizza*                     Director and Chief Executive Officer
Director                                of The Lehigh Group, Inc.; President
c/o Gabelli Funds, Inc                  of Binnings Building Products, Inc.;
One Corporate Center                    Director of The Gabelli Equity Trust
Rye, New York 10580                     Inc. and Debe Computer Systems
                                        Corp.; Trustee, The Gabelli Asset
                                        Fund and The Gabelli Growth Fund. Mr.
                                        Zizza is 51 years old.

Bruce N. Alpert                         Vice President, Chief Operating
Vice President and                      Officer of the investment advisory
Treasurer                               division of the Adviser; Treasurer
One Corporate Center                    of The Gabelli Equity Trust Inc.;
Rye, New York 10580                     Vice President and Treasurer
                                        of Gabelli Equity Series Funds,
                                        Inc., Gabelli Global Series
                                        Funds, Inc., The Gabelli Money
                                        Market Funds, The Gabelli Value
                                        Fund Inc. and Gabelli Investor
                                        Funds, Inc.; President and Trea-
                                        surer of The Gabelli Asset Fund,
                                        The Gabelli Growth Fund; Manager
                                        of Teton Advisers LLC and Vice
                                        President of The Westwood Funds.
                                        Mr. Alpert is 45 years old.

Douglas Neviera                         Assistant Vice President of Gabelli
Assistant Vice President                Global Multimedia Trust Inc.; Client
One Corporate Center                    Services Representative of Gabelli &
Rye, New York 10580                     Company, Inc. until 1995.  Senior
                                        Analyst for Putnam Investments
                                        from 1991 to 1994. Master of
                                        Science in Finance student at
                                        Boston College from 1993 to
                                        1994. Mr. Neviera is 27 years
                                        old.

James E. McKee                          Vice President and General Counsel
Secretary                               of Gabelli Funds, Inc.; General
One Corporate Center                    Counsel of Gamco Investor, Inc.;
Rye, New York 10580                     Secretary of all Funds advised
                                        by Gabelli Funds, Inc. and Teton
                                        Advisers LLC; Branch Chief U.S.
                                        Securities and Exchange Commis-
                                        sion - Northeast Regional Office,
                                        1992-1993; Staff Attorney, U.S.
                                        Securities and Exchange
                                        Commission - Northeast Regional
                                        Office, 1989-1992. Mr. McKee is
                                        33 years old.

     The Fund pays each Director who is not an employee of the Adviser or an affiliated company an annual fee of $3,000 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

     Mr. Gabelli is an "interested person" as a result of his employment as an officer of the Fund and the Adviser. Mr. Gabelli is a registered representative of an affiliated broker-dealer. Mr. Pohl receives fees from the Adviser but has no obligation to provide any services to the Adviser. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Fund has made such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned. Mr. Fletcher and Mr. Zizza may be "interested persons" as a result of their association with Binnings Building Products, Inc., an entity controlled by GLI, Inc.

     Karl Otto Pohl and Anthonie C. van Ekris, Directors of the Fund, reside outside the United States and all or a significant portion of their assets are located outside the United States. They have no authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against them in United States courts judgments predicated upon civil liability provisions of United States securities laws.

     The following table sets forth certain information regarding the compensation of the Fund's Directors and Executive Officers. Except as disclosed below, no Executive Officer or person affiliated with the Fund received compensation from the Fund for the calendar year ended December 31, 1996 in excess of $60,000.


                                   COMPENSATION TABLE

---------------------------------------------------------------------------------------
Name of Person,                Aggregate Compensation      Total Compensation from
Position                       from Registrant (fiscal     Registrant and Fund Complex
                               year)                       Paid to Directors
---------------------------------------------------------------------------------------

Mario J. Gabelli               $   0                              $      0
  President, and Chief
  Investment  Officer
E. Val Cerutti                 $6,000                             $ 8,000(2)
  Director
Felix Christiana               $6,000                             $74,000(11)
  Director
Anthony J. Colavita            $6,000                             $70,000(15)
  Director
Dugald Fletcher                $6,000                             $14,000(2)
  Director
Karl Otto Pohl                 $5,500                             $77,750(16)
  Director
Anthony R. Pustorino           $6,000                             $84,500(9)
  Director
Anthonie C. van Ekris          $6,000                             $49,000(12)
  Director
Salvatore Zizza                $6,00                              $42,500(5)
  Director

--------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 (and, with respect to the Fund, to be paid during a full calendar year). The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund, because, among other things, the Adviser is their common investment adviser.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Investment Advisory Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done with a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of certain debt securities and securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

         The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

         The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the available ability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

         The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli and Company, Inc. ("Gabelli"), a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, when it appears that, as an introducing broker or otherwise, Gabelli can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers.

         As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to Gabelli or other affiliates on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to affect the same or a comparable transaction an at equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedule at least annually for its continuing compliance with the foregoing standard. The Adviser and Gabelli are also required to furnish reports and maintain records in connection with such reviews. For the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996 the Fund paid a total of $_____, $_____ and $_____, respectively, in brokerage commissions, of which Gabelli received $_____, $_____ and $_____, respectively. In addition, the Fund paid brokerage commissions during the year ended December 31, 1996 of $7,212 to Gabelli & Company, Inc. and its affiliates.

         To obtain the best execution of portfolio trades on the New York Stock Exchange (the "Exchange"), Gabelli controls and monitors the execution of such transactions on the floor of the Exchange through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the Exchange. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli.

         Pursuant to an agreement with the Fund, Gabelli pays all charges incurred for such services and reports at least quarterly to the Board the amount of such expenses and commissions; and the net compensation realized by Gabelli for its brokerage services is subject to the approval of the Board and the "non interested" Directors of the Fund who must approve the continuation of the arrangement at least annually. Commissions paid by the Fund pursuant to the arrangement may not exceed the commission level specified by the Procedures described above. Gabelli may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the Exchange.

                     DETERMINATION OF NET ASSET VALUE

         Net asset value will normally be calculated (a) no less frequently than weekly, (b) on the last business day of each month and
(c) at any other times determined by the Fund's Board of Directors. Net asset value is calculated by dividing the value of the Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus, and less the liquidation value of any outstanding shares of preferred stock) by the total number of shares of common stock outstanding. All securities for which market quotations are readily available, which include the options and futures in which the Fund may invest, are valued at the last sales price on the primary exchange on which they are traded prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the quoted closing price). Securities that are traded in the unregulated market are valued at the mean between the bid and the asked quotations, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities are valued as determined pursuant to procedures established in good faith by the Board of Directors of the Fund.

         Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are varied at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Other debt securities will be valued on a marked-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized value unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors.

         The offering costs of the Cumulative Preferred Stock (including the underwriting discount) will be charged to the additional paid-in capital.

                    DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following discussion is a brief summary of certain additional tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.


GENERAL

         The Fund has qualified as and intends to continue to qualify as and elect to be a regulated investment company (a "RIC") under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code) and its net capital gain (i.e., the excess of its net realized long-term capital gains over its net realized short-term capital losses) which it distributes to its shareholders in each taxable year., provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

         Qualification as a RIC requires, among other things, that the
Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currencies (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to the Fund's principal business of investing in stock or securities (the "30% limitation"); and
(c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

TAXATION OF THE FUND

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative Preferred Shareholders and Common Shareholders as an net investment income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to, at the minimum, the sum of
(1) 98% of its net investment income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its net capital gains for the calendar year (unless an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all net investment income and net capital gain for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

         Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

         If the Fund invests in stock of a passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's net investment income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

         If the Fund invests in stock of a PFIC, the Fund may be able to elect to be a "qualified electing fund," in lieu of being taxable in the manner described in the above paragraph and to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which may be difficult to obtain. [Alternatively, under proposed regulations not currently in effect, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as net investment income, and any resulting loss would not be recognized.]

         The Fund may invest in securities purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligation are paid. The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which the Fund may liquidate securities at a gain may be limited by the 30% limitation (discussed above).

         If the Fund does not meet the asset coverage requirements of the 1940 Act the Articles Supplementary, the Fund will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" and "Description of Capital Stock and Other Securities." Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will, be required to partially redeem the shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation on the Fund's undistributed income.

Hedging Transactions

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-the-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as net investment income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limitation (discussed above) may limit the Fund's ability to engage in transactions in options, spreads, straddles, hedging transactions, forward or futures contracts and options on any of these positions because these transactions (1) are often consummated in less than three months, (2) may require the sale of portfolio securities held less than three months, and (3) may reduce the holding periods of certain securities within the Fund.

Foreign Withholding Taxes

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom
(1) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against its Federal income tax liability and to claim refunds to the extent that the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such shareholder's gross income.

         Distributions of net investment income as ordinary dividends are taxable to a U.S. shareholder as net investment income, whether paid in cash or shares. Ordinary dividends paid by the Fund may qualify for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations. The amount of any dividend distribution eligible for the dividends received deduction will be designated by the Fund in a written notice to shareholders within 60 days of the close of the taxable year. Distributions of net capital gains as designated capital gain dividends, if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction.

         Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution will be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the day that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

         Dividends and capital gains distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about the U.S. Federal, state, local or foreign tax consequences to them of investing in the Fund.

BACKUP WITHHOLDING

         The Fund may be required to withhold Federal income tax at a rate of 31% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's Federal income tax liability.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY.



                      RATING AGENCY DISCOUNT FACTORS

         The following table identifies the Rating Agency Discount Factors used to discount particular Eligible Assets, as defined in the Prospectus, for a range of exposure periods.

                                                                                            RATING AGENCY
                        TYPE OF RATING AGENCY ELIGIBLE ASSET:                             DISCOUNT FACTOR:
--------------------------------------------------------------------------------------------------------------

Rating Agency Short Term Money Market Instruments (other than U.S. Government
Obligations set forth below) and other commercial paper:
   Demand or time deposits, certificates of deposit and bankers' acceptances
    includible in the Rating Agency Short Term Money Market Instruments...............          1.00
   Commercial paper rated P-1 by the Rating Agency maturing in 30 days or less........          1.00
   Commercial paper rated P-1 by the Rating Agency maturing in more than 30 days
    but in 270 days or less...........................................................          1.15
   Commercial paper rated A-1+ by S&P maturing in 270 days or less....................          1.25
   Repurchase obligations includible in the Rating Agency Short Term Money Market
    Instruments if term is less than 30 days and counterparty is rated at
    least A2..........................................................................          1.00
                                                                                           Discount Factor
                                                                                             applicable
                                                                                            to underlying
                                                                                               assets
   Other repurchase obligations.......................................................
Common stocks:
   Other issuers......................................................................          3.00
Preferred stocks:
   Auction rate preferred stocks......................................................          3.50
   Other preferred stocks issued by issuers in the financial and industrial
    industries........................................................................          2.35
   Other preferred stocks issued by issuers in the utilities industry.................          1.60
U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below) with remaining terms to maturity of:
   1 year or less.....................................................................          1.08
   2 years or less....................................................................          1.15
   3 years or less....................................................................          1.20
   4 years or less....................................................................          1.26
   5 years or less....................................................................          1.31
   7 years of less....................................................................          1.40
   10 years or less...................................................................          1.48
   15 years or less...................................................................          1.54
   20 years or less...................................................................          1.61
   30 years or less...................................................................          1.63
U.S. Treasury Securities Strips with remaining terms to maturity of:
   1 year or less.....................................................................          1.08
   2 years or less....................................................................          1.16
   3 years or less....................................................................          1.23
   4 years or less....................................................................          1.30
   5 years or less....................................................................          1.37
   7 years or less....................................................................          1.51
   10 years or less...................................................................          1.69
   15 years or less...................................................................          1.99
   20 years or less...................................................................          2.28
   30 years or less...................................................................          2.56
Corporate bonds:
   Corporate bonds rated Aaa with remaining terms to maturity of:
       1 year or less.................................................................          1.14
       2 years or less................................................................          1.21
       3 years or less................................................................          1.26
       4 years or less................................................................          1.32
       5 years or less................................................................          1.38
       7 years or less................................................................          1.47
       10 years or less...............................................................          1.55
       15 years or less...............................................................          1.62
       20 years or less...............................................................          1.69
       30 years or less...............................................................          1.71
   Corporate bonds rated Aa with remaining terms to maturity of:
       1 year or less.................................................................          1.19
       2 years of less................................................................          1.26
       3 years or less................................................................          1.32
       4 years or less................................................................          1.38
       5 years or less................................................................          1.44
       7 years or less................................................................          1.54
       10 years or less...............................................................          1.63
       15 years or less...............................................................          1.69
       20 years or less...............................................................          1.77
       30 years or less...............................................................          1.79
   Corporate bonds rated A with remaining terms to maturity of:
       1 year or less.................................................................          1.24
       2 years or less................................................................          1.32
       3 years or less................................................................          1.38
       4 years or less................................................................          1.45
       5 years or less................................................................          1.51
       7 years or less................................................................          1.61
       10 years or less...............................................................          1.70
       15 years or less...............................................................          1.77
       20 years or less...............................................................          1.85
       30 years or less...............................................................          1.87
   Convertible corporate bonds with senior debt securities rated Aa issued by the following type of issuers:
       Utility........................................................................          1.80
       Industrial.....................................................................          2.97
       Financial......................................................................          2.92
       Transportation.................................................................          4.27
   Convertible corporate bonds with senior debt securities rated A issued by the following type of issuers:
       Utility........................................................................          1.85
       Industrial.....................................................................           3.02
       Financial......................................................................          2.97
       Transportation.................................................................          4.32
   Convertible corporate bonds with senior debt securities rated Baa issued by the following type of issuers:
       Utility........................................................................          2.01
       Industrial.....................................................................          3.18
       Financial......................................................................          3.13
       Transportation.................................................................          4.48
   Convertible corporate bonds with senior debt securities rated Ba issued by the following type of issuers:
       Utility........................................................................          2.02
       Industrial.....................................................................          3.19
       Financial......................................................................          3.14
       Transportation.................................................................          4.49
   Convertible corporate bonds with senior debt securities rated B1 or B2 issued by the following type of issuers:
       Utility........................................................................          2.12
       Industrial.....................................................................          3.29
       Financial......................................................................          3.24
       Transportation.................................................................          4.59]



                           GENERAL INFORMATION

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 is counsel to the Fund.

         Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants for the Fund.


                          FINANCIAL STATEMENTS

     The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 1996, together with the report of Price Waterhouse LLP thereon, are incorporated herein by reference from the Fund's Annual Report to Shareholders filed with the Securities and Exchange Commission on March 19, 1997. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at 800-GABELLI (422-3554).



                                  PART C
                            OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (1)    Financial Statements (1)
         (2)    (a) Articles of Amendment and Restatement (2)
                (b) Amended and Restated By-Laws (2)
                (c) Not Applicable
                (d) (1) Specimen Stock Certificate (3)
                    (2) Articles Supplementary (4)
                (e) Automatic Dividend Reinvestment and Voluntary
                    Cash Purchase Plan (2)
                (f) Not Applicable
                (g) Investment Advisory Agreement (4)
                (h) (1)  Form of Underwriting Agreement (4)
                    (2)  Form of Agreement Among Underwriters (4)
                    (3)  Form of Selected Dealers Agreement (4)
                (i) Not Applicable
                (j) Custodian Agreement (4)
                (k) Not Applicable
                (l) (1) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP (4)
                    (2)  Opinion and Consent of Miles & Stockbridge (4)
                (m) Not Applicable
                (n) Consent of Price Waterhouse LLP (4)
                (o) Not Applicable
                (p) Not Applicable
                (q) Not Applicable
                (r) Financial Data Schedule (3)

(1) Incorporated by reference from the Registrant's Annual Report for the year ended December 31, 1996, as filed with the Securities and Exchange Commission on March 19, 1997.
(2) Incorporated by reference from the Registrant's Registration Statement on Form N-2, File No. 811-05715, as filed with the Securities and Exchange Commission on March 31, 1995.
(3)      Filed herein.
(4)      To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

         See Exhibit 2(h) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration
Statement:

SEC Registration fees.................................         $    909
New York Stock Exchange listing fee...................           17,700
Rating Agency fee.....................................           20,000
Printing and engraving expenses.......................          100,000
Auditing fees and expenses............................           25,000
Legal fees and expenses...............................          135,000
Blue Sky fees and expenses............................           20,000
Consulting fees.......................................          150,000
Miscellaneous.........................................           10,956
                                                                 ------

   Total..............................................         $479,565
                                                               ========

----------------

*    To be furnished by amendment.

ITEM 27.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control: The Gabelli Asset Fund, The Gabelli Growth Fund and The Westwood Funds, each a Massachusetts Business Trust, The Gabelli Equity Trust Inc., The Gabelli Value Fund Inc., The Gabelli ABC Fund, Gabelli Capital Series Funds, Inc., The Gabelli Global Series Funds, Inc., The Gabelli Money Market Funds, The Gabelli Global Multimedia Trust Inc., Gabelli International Growth Fund, Inc., Gabelli Gold Funds Inc. and Gabelli Equity Series Funds, Inc., each a Maryland corporation.

ITEM 28.      NUMBER OF HOLDERS OF SECURITIES AS OF MARCH __, 1997

                  Title of Class                Number of Record Holders

                  Capital Stock, par                 _____
                     value $.001 per share

ITEM 29.      INDEMNIFICATION

Under the Fund's Articles of Amendment and Restatement and Amended and Restated By-Laws, the directors and officers of the Company and Fund will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its security-holders to which he or she would otherwise be subject by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities such Act and will be governed by the final adjudication of such issue.


ITEM 30.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and partners of Gabelli Funds, Inc., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant are maintained in part at the office of the Advisor at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, State Street Bank & Trust Company, with offices at 1776 Heritage Drive, North Quincy, MA 02171, at the offices of the Fund's Administrator, BISYS Fund Series, 3435 Stetzer Road, Columbus, Ohio 43219, and in part at the offices of Boston Financial Data Services Inc., BFDS Building, 4th Floor, 2 Heritage Drive, Quincy, MA 02171.

ITEM 32.  MANAGEMENT SERVICES

Except as described above in Item 9, the Registrant is not a party to any management service related contract.

ITEM 33.  UNDERTAKINGS

     1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.  Not applicable.

     3.  Not applicable.

     4.  Not applicable.

     5. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

         Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

     6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any SAI constituting Part B of this Registration Statement.



                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York, on the 4th day of April 1997.

                            THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                                      BY:   /s/ BRUCE N. ALPERT

                                            Bruce N. Alpert
                                            Vice President and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


           NAME                         TITLE                      DATE

/s/ MARIO J. GABELLI                President and
----------------------------        Chief Investment
Mario J. Gabelli                    Officer


/s/ E. VAL CERUTTI                  Director
----------------------------
E. Val Cerutti


/s/ FELIX J. CHRISTIANA             Director
----------------------------
Felix J. Christiana


/s/ ANTHONY J. COLAVITA             Director
----------------------------
Anthony J. Colivita


/s/ DUGALD A.FLETCHER               Director
----------------------------
Dugald A. Fletcher


/s/ KARL OTTO POHL                  Director
----------------------------
Karl Otto Pohl


/s/ ANTHONY R. PUSTORINO            Director
----------------------------
Anthony R. Pustorino


/s/ ANTHONIE C. VAN EKRIS           Director
----------------------------
Anthonie C. Van Ekris


/s/ SALVATORE J. ZIZZA              Director
----------------------------
Salvatore J. Zizza





                     SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit                                                              Page
Number                         Exhibit                               Number

Exhibit A      Articles of Amendment and Restatement*..............

Exhibit B      Amended and Restated By-Laws*.......................

Exhibit C      Not Applicable......................................

Exhibit D      (1) Specimen Stock Certificate......................
               (2) Articles Supplementary..........................

Exhibit E      Automatic Dividend Reinvestment and
                 Voluntary Cash Purchase Plan*.....................

Exhibit F      Not Applicable......................................

Exhibit G      Investment Advisory Agreement.......................

Exhibit H      (1) Form of Underwriting Agreement..................
               (2) Form of Agreement Among Underwriters............
               (3) Form of Selected Dealers Agreement..............

Exhibit I      Not Applicable......................................

Exhibit J      Custodian Agreement.................................

Exhibit K      Not Applicable......................................

Exhibit L      (1) Opinion and Consent of Skadden, Arps,
                     Slate, Meagher & Flom LLP ....................
               (2) Opinion and Consent of Miles & Stockbridge .....

Exhibit M      Not Applicable......................................

Exhibit N      Consent of Price Waterhouse LLP.....................

Exhibit O      Not Applicable......................................

Exhibit P      Not Applicable......................................

Exhibit Q      Not Applicable......................................

Exhibit R      Financial Data Schedule.............................

---------------
*Previously filed.